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                                                                    Exhibit 10.7

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                                 TRUST AGREEMENT

                                      among

                                  PF.NET CORP.

                       STATE STREET BANK AND TRUST COMPANY

                              as Corporate Trustee

                                       and

                                 PATRICK THEBADO

                              as Individual Trustee

                          Dated as of October 29, 1999

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                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS........................................................2

      1.1   DEFINED TERMS....................................................2

      1.2   OTHER DEFINITIONAL PROVISIONS....................................8

SECTION 2 ENFORCEMENT OF SECURITY INTERESTS AND GUARANTEES...................8

      2.1   NOTICE OF ENFORCEMENT............................................8

      2.2   GENERAL AUTHORITY OF THE TRUSTEES OVER THE COLLATERAL AND
            GUARANTEES.......................................................9

      2.3   RIGHT TO INITIATE JUDICIAL PROCEEDINGS...........................9

      2.4   RIGHT TO APPOINT A RECEIVER.....................................10

      2.5   EXERCISE OF POWERS; INSTRUCTIONS OF REQUIRED SECURED PARTIES....10

      2.6   REMEDIES NOT EXCLUSIVE..........................................11

      2.7   WAIVER AND ESTOPPEL.............................................12

      2.8   LIMITATION ON TRUSTEES' DUTY IN RESPECT OF COLLATERAL...........12

      2.9   LIMITATION BY LAW...............................................12

      2.10  RIGHTS OF SECURED PARTIES UNDER SECURED INSTRUMENTS.............13

      2.11  RECORDS.........................................................13

      2.12  NOTICES.........................................................13

SECTION 3      13

COLLATERAL ACCOUNT; DISTRIBUTIONS...........................................13

      3.1   THE COLLATERAL ACCOUNT..........................................13

      3.2   CONTROL OF COLLATERAL ACCOUNT...................................14

      3.3   INVESTMENT OF FUNDS DEPOSITED IN COLLATERAL ACCOUNT.............14

      3.4   APPLICATION OF MONEYS...........................................15

      3.5   AMOUNTS HELD FOR CONTINGENT OBLIGATIONS.........................16

      3.6   APPLICATION OF MONEYS DISTRIBUTABLE TO THE ADMINISTRATIVE
            AGENT...........................................................17

      3.7   TRUSTEES' CALCULATIONS..........................................17

SECTION 4      18

ADDITIONAL OBLIGATIONS; ADDITIONAL COLLATERAL; ADDITIONAL GUARANTEES;
               CERTAIN DOCUMENTATION REQUIREMENTS...........................18

      4.1   Delivery of Initial Secured Instruments, Initial Security
            Documents and Initial Guarantee.................................18

      4.2   ADDITIONAL OBLIGATIONS..........................................18


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      4.3   NOTICE TO SECURED PARTIES OF ADDITIONAL OBLIGATIONS.............19

      4.4   ADDITIONAL COLLATERAL...........................................19

      4.5   NOTICE TO SECURED PARTIES OF ADDITIONAL COLLATERAL..............19

      4.6   ADDITIONAL GUARANTEES...........................................19

      4.7   NOTICE TO SECURED PARTIES OF ADDITIONAL GUARANTEE...............19

      4.8   ACTIONS REQUIRED WITH RESPECT TO INITIAL OBLIGATIONS AND
            ADDITIONAL OBLIGATIONS..........................................19

      4.9   ACTIONS REQUIRED WITH RESPECT TO SECURITY DOCUMENTS AND
            COLLATERAL......................................................20

      4.10  ACTIONS REQUIRED WITH RESPECT TO GUARANTEES.....................22

      4.11  POSSESSORY COLLATERAL...........................................22

SECTION 5      23

AGREEMENTS WITH TRUSTEES....................................................23

      5.1   DELIVERY OF AMENDMENTS TO SECURED INSTRUMENTS...................23

      5.2   INFORMATION AS TO SECURED PARTIES, ETC..........................23

      5.3   COMPENSATION AND EXPENSES.......................................24

      5.4   STAMP AND OTHER SIMILAR TAXES...................................24

      5.5   FILING FEES, EXCISE TAXES, ETC..................................24

      5.6   INDEMNIFICATION.................................................25

      5.7   TRUSTEES' LIEN..................................................25

      5.8   FURTHER ASSURANCES..............................................25

SECTION 6      26

POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES..........................26

      6.1   USE PRIOR TO NOTICE OF ENFORCEMENT..............................26

      6.2   RELEASES; SUBORDINATION.........................................26

      6.3   INSURANCE AND CONDEMNATION PROCEEDS; LIQUIDATING DIVIDENDS......28

      6.4   PURCHASE OF COLLATERAL..........................................28

SECTION 7      28

THE TRUSTEES   28

      7.1   ACCEPTANCE OF TRUST.............................................28

      7.2   EXCULPATORY PROVISIONS..........................................28

      7.3   DELEGATION OF DUTIES............................................30

      7.4   RELIANCE BY TRUSTEES............................................30


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      7.5   Limitations on Duties of Trustees; Relationship between
            Corporate Trustee and Individual Trustee........................31

      7.6   MONEYS TO BE HELD IN TRUST......................................32

      7.7   RESIGNATION AND REMOVAL OF THE TRUSTEES.........................32

      7.8   STATUS OF SUCCESSOR CORPORATE TRUSTEE...........................34

      7.9   MERGER OF THE CORPORATE TRUSTEE.................................34

      7.10  CO-TRUSTEE; SEPARATE TRUSTEES...................................35

      7.11  TREATMENT OF PAYEE OR INDORSEE BY TRUSTEES; REPRESENTATIVES
            OF SECURED PARTIES..............................................36

      7.12  NOTICES TO CORPORATE TRUSTEE UNDER SECURITY DOCUMENTS...........37

SECTION 8      37

REPRESENTATIONS AND WARRANTIES..............................................37

      8.1   REPRESENTATIONS AND WARRANTIES OF THE CORPORATE TRUSTEE.........37

      8.2   REPRESENTATIONS AND WARRANTIES OF THE BORROWER..................37

SECTION 9      38

MISCELLANEOUS  38

      9.1   NOTICES.........................................................38

      9.2   NO WAIVERS......................................................39

      9.3   AMENDMENTS, SUPPLEMENTS, WAIVERS AND RELEASES...................39

      9.4   HEADINGS........................................................40

      9.5   SEVERABILITY....................................................40

      9.6   SUCCESSORS AND ASSIGNS..........................................40

      9.7   CURRENCY CONVERSIONS............................................40

      9.8   GOVERNING LAW...................................................41

      9.9   NO RECOURSE.....................................................41

      9.10  SUBMISSION TO JURISDICTION; WAIVERS.............................41

      9.11  COUNTERPARTS....................................................41

      9.12  RELEASE OF LIENS; GUARANTEES....................................42

      9.13  COMPLETE AGREEMENT..............................................42


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      This TRUST AGREEMENT, dated as of October 29, 1999 (this "Trust
Agreement"), among, PF.Net Corp. a Delaware corporation (the "Borrower"), State Street Bank and Trust Company, a Massachusetts trust company, as corporate trustee (as hereinafter defined, the "Corporate Trustee"), and Patrick Thebado, as individual trustee (as hereinafter defined, the "Individual Trustee").

                              W I T N E S S E T H :

      WHEREAS, the Borrower has entered into a Credit Agreement, dated as of October 29, 1999, as amended, among the Borrower, the lenders from time to time parties thereto and First Union National Bank, as administrative agent (as amended, modified, supplemented, extended or restated from time to time, the "Credit Facility");

      WHEREAS, the Borrower wishes to cause its obligations under the Credit Facility to become Payment Obligations hereunder by causing such obligations to be secured by the Collateral pursuant to the Security Documents and guaranteed pursuant to the Guarantees, all in the manner described in this Trust Agreement; and

      WHEREAS, the Borrower and certain of its Subsidiaries may, from time to time, execute and deliver to the Corporate Trustee certain Additional Guarantees and Additional Security Documents and, pursuant to such Additional Security Documents, create in favor of the Trustees a security interest in Additional Collateral, all in the manner described in this Trust Agreement.

                              DECLARATION OF TRUST

      NOW, THEREFORE, to secure the payment of the Payment Obligations and in consideration of the premises and the mutual agreements set forth herein, the Trustees do hereby declare that they hold and will hold as trustees in trust under this Trust Agreement all of their right, title and interest in, to and under all of the Collateral, the Guarantees and the Security Documents, whether now existing or hereafter arising (and the Borrower does hereby consent thereto);

      TO HAVE AND TO HOLD the Security Documents, the Guarantees and the Collateral (the right, title and interest of the Trustees in the Security Documents, the Guarantees and the Collateral being hereinafter referred to as the "Trust Estate") unto the Trustees and their respective successors in trust under this Trust Agreement and their respective assigns forever;

      IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, for the enforcement of the payment and performance of all Obligations, and as security for the performance of and compliance with the covenants and conditions of this Trust Agreement, the Secured Instruments, the Guarantees and the Security Documents;


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      PROVIDED, HOWEVER, that these presents are upon the condition that, when the events set forth in subsection 9.12(d) shall have occurred, this Trust Agreement, and the estates and rights hereby assigned, shall cease, determine and be void except as otherwise provided in subsection 9.12(d); otherwise they shall remain and be in full force and effect.

      IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Trustees, subject to the further covenants, conditions and trusts hereinafter set forth.

                               SECTION 1
                              DEFINITIONS

      1.1   DEFINED TERMS.

      As used herein, the following terms shall have the following meanings:

            "Additional Collateral": all Collateral other than the Initial Collateral.

            "Additional Collateral Designation": each Additional Collateral Designation, substantially in the form of Exhibit A, duly completed and executed by a Responsible Officer and delivered pursuant to subsection 4.4.

            "Additional Guarantee": each guarantee in favor of the Trustees made effective by the execution and delivery to them of an instrument in the form of Annex 1 to the Initial Guarantee and designated as an Additional Guarantee hereunder in the manner provided in subsection 4.6, as amended, supplemented or otherwise modified from time to time in accordance with this Trust Agreement.

            "Additional Guarantee Designation": each Additional Guarantee Designation, substantially in the form of Exhibit B, duly completed and executed by a Responsible Officer and delivered pursuant to subsection 4.6.

            "Additional Obligations": any Permitted Additional Obligations that become Obligations in the manner provided in subsection 4.2.

            "Additional Payment Obligations Designation": each additional payment obligations designation, substantially in the form of Exhibit C, duly completed and executed by a Responsible Officer and delivered pursuant to subsection 4.2.

            "Additional Security Document": each agreement or instrument (other than the Initial Security Documents) creating or evidencing a security interest of the Trustees in, or a Lien in favor of the Trustees on, any Collateral, as amended, supplemented or otherwise modified from time to time in accordance with this Trust Agreement.

            "Administrative   Agent":   First  Union   National  Bank  or  any
      successor administrative agent appointed pursuant to the terms of the Credit Agreement.


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            "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting interests, by contract or otherwise.

            "Asset Sale": any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transactions) in one transaction or a series of related transactions by the Borrower or its Subsidiaries to any Person other than the Borrower or any of its Subsidiaries of (i) all or any of the capital stock of any Subsidiary,
      (ii) all or substantially all of the property and assets of an operating unit or business of the Borrower or any of the Subsidiaries or (iii) any other property or assets of the Borrower or any of the Subsidiaries other than in the ordinary course of business of the Borrower or such Subsidiary; PROVIDED that sales or other dispositions of equipment that has become worn out, obsolete or damaged, or otherwise unsuitable for use in connection with the business of the Borrower or the Subsidiaries, shall not be included within the meaning of "Asset Sale".

            "Business Day": any day other than a day on which banks are authorized or required by law to close in New York City or Boston, Massachusetts.

            "Code": the Uniform Commercial Code as in effect from time to time in the State of New York.

            "Collateral": all the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, in which the Trustees have been granted a Lien or security interest pursuant to any of the Security Documents and all Proceeds thereof.

            "Collateral Account":  as defined in subsection 3.1(a).

            "Corporate Trustee": State Street Bank and Trust Company, in its capacity as corporate trustee under this Trust Agreement, and any successor corporate trustee appointed hereunder.

            "Credit Agreement": the Credit Agreement, dated as of October 29, 1999, among the Borrower, the lenders named therein and First Union National Bank, as Administrative Agent, as amended, modified, supplemented, extended or restated from time to time.

            "Credit Facility": the Initial Credit Facility, as amended, modified, supplemented, extended or restated from time to time.

            "Default": any event or condition which constitutes an Event of Default or which upon notice, or lapse of time, or both would become an Event of Default.


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            "Distribution Date": each date fixed by the Corporate Trustee or the
      Required Secured Parties for a distribution to the Secured Parties of funds held in the Collateral Account, the first of which shall be within 120 days after a Notice of Enforcement is effective as provided in subsection 2.1(b), and the remainder of which shall occur (x) monthly thereafter on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month), PROVIDED that if any such day is not a Business Day, such Distribution Date shall be the next Business Day and (y) on such other dates fixed by the Corporate Trustee at the written direction of the Required Secured Parties.

            "Dollars" and "$": lawful currency of the United States of America.

            "Effective Date":  October 29, 1999.

            "Event of Default": any "event of default" under any Secured Instrument.

            "Facility Obligations": at any time, the sum (without duplication) of (a) the aggregate principal or face amount of the loans and other extensions of credit outstanding at such time under the Credit Facility and the aggregate amount of accrued and unpaid interest thereon at such time (including interest accrued at the then applicable rate provided in the Credit Agreement after the maturity of the loans thereunder and interest accrued at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any obligor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), (b) the aggregate amount of accrued and unpaid fees payable by the Borrower under or in connection with the Credit Facility at such time, and (c) the aggregate amount of all other monetary obligations of the Borrower that are accrued and owing at such time to any Secured Party under the Credit Facility, including, without limitation, indemnification and expense reimbursement obligations.

            "Guarantee Obligations": at any time, the aggregate amount of all monetary obligations of any guarantor under a Guarantee to any Secured Party that are accrued and unpaid at such time under any one or more Guarantees.

            "Guarantees":   the   Initial   Guarantee   and   the   Additional
      Guarantees.

            "Hedging Agreement": any interest rate swap, currency swap or other interest rate or currency hedge arrangement (other than any interest rate cap or other similar agreement or arrangement under which the Borrower has no continuing payment obligations) (a) provided by a Lender or an Affiliate of a Lender, (b) to or under which the Borrower is a party or a beneficiary and (c) which is designated as a Hedging Agreement in the Additional Payment Obligations Designation pursuant to which the Hedging Agreement Obligations under such Hedging Agreement become Obligations hereunder.


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            "Hedging  Agreement  Obligations":  at  any  time,  the  aggregate amount of all monetary obligations of the Borrower to any Secured Party that are accrued and unpaid at such time under any one or more Hedging Agreements.

            "Hedging Agreement Secured Party": any Secured Party to the extent it is a Holder of Hedging Agreement Obligations.

            "Holder":  any holder of, or creditor in respect of, Obligations.

            "Individual   Trustee":   Patrick  Thebado,  in  his  capacity  as
      individual trustee under this Trust Agreement, and any successor individual trustee appointed hereunder.

            "Initial   Collateral":   the   Collateral  in  which  a  security
      interest is created under the Initial Security Documents.

            "Initial Credit Facility": the credit facility provided pursuant to the Credit Agreement and the other Loan Documents.

            "Initial Guarantee": the Guarantee Agreement dated October 29, 1999, by the Parent and the Subsidiaries of the Borrower in favor of the Trustees, as amended, supplemented or otherwise modified from time to time in accordance with this Trust Agreement.

            "Initial Obligations": the Obligations under and in respect of the Initial Credit Facility.

            "Initial Secured Instruments": the Credit Agreement and the other Loan Documents.

            "Initial Security Documents": the documents described in Schedule I (and attached hereto as exhibits), as amended, supplemented or otherwise modified from time to time in accordance with this Trust Agreement and the Secured Instruments.

            "Lenders": the lenders from time to time party to the Credit Agreement.

            "Lien": means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            "Loan  Documents":  has  the  meaning  set  forth  in  the  Credit
      Agreement.


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            "Notice of Cancellation of Enforcement": with respect to any Notice of Enforcement, a notice or notices (a) delivered to the Corporate Trustee by the Administrative Agent on behalf of the Required Securities Parties, canceling such Notice of Enforcement and (b) requesting the Corporate Trustee not to commence or, as the case may be, to cease, enforcement actions in respect of the Collateral and the Guarantees.

            "Notice of Enforcement": a notice or notices delivered to the Corporate Trustee by the Administrative Agent on behalf of the Required Secured Parties (a) stating that the Facility Obligations have become due and payable at or prior to the stated maturity thereof and remain unpaid and (b) requesting the Corporate Trustee to commence enforcement actions in respect of the Collateral and the Guarantees as directed by the Required Secured Parties; PROVIDED that a Notice of Enforcement shall be deemed to have been delivered and to be effective upon the occurrence of an Event of Default pursuant to Sections 7.01(h) or Section 7.01(i) of the Credit Agreement without notice or other action by the Administrative Agent or the Required Secured Parties.

            "Obligations": at any time, Borrower's obligation to pay the Payment Obligations and all other obligations of Borrower and its Subsidiaries hereunder and under the other Operative Documents.

            "Operative Documents": the Secured Instruments, the Guarantees, the Security Documents and the Trust Agreement.

            "Opinion of Counsel": an opinion in writing signed by legal counsel reasonably satisfactory to the Corporate Trustee and the Administrative Agent, who may be an employee of the Corporate Trustee or of the Borrower or counsel regularly retained by the Borrower or by the Corporate Trustee. Any Opinion of Counsel may contain customary exceptions, assumptions and qualifications and may rely, as to factual matters, on certificates of public officials or representatives of the Borrower.

            "Parent":  PF.Net Holdings, Limited, a Delaware corporation.

            "Payment Obligations": (a) the Facility Obligations, (b) the Hedging Agreement Obligations and (c) the Guarantee Obligations.

            "Permitted Additional Obligations": at any time, any indebtedness or other obligations that the Borrower may incur as Facility Obligations or Hedging Agreement Obligations, as the case may be, without violating this Trust Agreement or any Loan Document in effect at such time.

            "Person": an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

            "Pledged  Equity  Securities":   any  portion  of  the  Collateral
      consisting of stock of, partnership interests in, or other evidences of equity ownership in, any Person.


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            "Possessory Collateral": Collateral in which the Trustees' security interest may be, in accordance with the Code, perfected only by means of possession of such Collateral by the Trustees or an agent or bailee on their behalf.

            "Proceeds":  all proceeds within the meaning of the Code.

            "Required Secured Parties": the Required Lenders (as defined in the Credit Agreement).

            "Responsible   Officer":  any  of  the  chief  executive  officer,
      president, chief financial officer or treasurer of the Borrower.

            "Responsible Trustee Officer": any officer of the Corporate Trustee with direct responsibility for the administration of this Trust Agreement, and with respect to a particular corporate trust matter, any other officer of the Corporate Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Secured Instruments": the Credit Agreement, the other Loan Documents (other than the Guarantees and the Security Documents) and the Hedging Agreements.

            "Secured Parties": the Administrative Agent, the Lenders and the Holders of Hedging Agreement Obligations.

            "Security Documents": (a) the Initial Security Documents and (b) the Additional Security Documents.

            "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Trust Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

            "Trust Agreement": this Trust Agreement, dated as of October 29, 1999, among the Borrower, the Corporate Trustee and the Individual Trustee, as amended, supplemented, restated or otherwise modified from time to time.

            "Trust Estate": as defined in the Declaration of Trust in this Trust Agreement.

            "Trustee Fees": all fees, costs, expenses of and indemnification amounts payable to the Trustees of the types described in subsections 5.3, 5.4, 5.5 and 5.6.


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

            "Trustees":   collectively,   the   Corporate   Trustee   and  the
      Individual Trustee.

            "Voting Obligations": all Obligations other than (i) those held by an Affiliate of the Borrower, (ii) Hedging Agreement Obligations and (iii) those outstanding under Secured Instruments that provide that the Holders of such Obligations will not be included in any determination of Required Secured Parties.

      1.2   OTHER DEFINITIONAL PROVISIONS.

      The words "hereof", "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement, the words "include", "includes" and "including" when used in this Trust Agreement shall be deemed to be followed by the phrase "without limitation", and Schedule, section and subsection references are to this Trust Agreement unless otherwise specified.

                               SECTION 2
            ENFORCEMENT OF SECURITY INTERESTS AND GUARANTEES

      2.1   NOTICE OF ENFORCEMENT.

            (a) Upon receipt by the Corporate Trustee of a Notice of Enforcement, the Corporate Trustee promptly shall notify the Borrower of the receipt and contents thereof. So long as such Notice of Enforcement is in effect, the Trustees shall exercise the rights and remedies provided in this Trust Agreement and in the Guarantees and the Security Documents in accordance with the direction of the Required Secured Parties as provided herein. The Trustees are not empowered to exercise any remedy hereunder or thereunder relating to the foreclosure of Collateral or enforcement of any Guarantee unless a Notice of Enforcement is in effect; PROVIDED that for the avoidance of doubt, this subsection 2.1(a) shall in no event limit the right of either Trustee to exercise any and all such other rights and remedies as it may have hereunder and under the Security Documents to preserve and protect the Collateral and the rights of the Trustees and the Secured Parties therein.

            (b) A Notice of Enforcement shall become effective upon receipt thereof by the Corporate Trustee and, once effective, shall remain in effect unless and until cancelled as provided in subsection 2.1(c).

            (c) A Notice of Enforcement may be cancelled by the delivery to the Corporate Trustee of a Notice of Cancellation of Enforcement (i) before the Trustees take any action to exercise any remedy with respect to the Collateral or the Guarantees or (ii) thereafter, if the Corporate Trustee believes that all actions theretofore taken by the Trustees to exercise any remedy or remedies with respect to the Collateral or the Guarantees can be reversed without undue difficulty. The Corporate Trustee shall immediately notify the Borrower as to the receipt of any such Notice of Cancellation of

      Enforcement and shall promptly notify the Borrower as to the cancellation of the related Notice of Enforcement.

      2.2   GENERAL  AUTHORITY OF THE TRUSTEES OVER THE  COLLATERAL AND
GUARANTEES.

      The Borrower hereby irrevocably constitutes and appoints the Trustees and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the name of the Borrower or in its or his own name, from time to time in the Trustees' discretion, so long as any Notice of Enforcement is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trust Agreement, the Guarantees and the Security Documents and accomplish the purposes hereof and thereof, and, without limiting the generality of the foregoing, the Borrower hereby gives the Trustees the power and right on behalf of the Borrower, without notice to or further assent by the Borrower, to do the following so long as a Notice of Enforcement is in effect (and, in the case of clause (e) (i) below, whether or not a Notice of Enforcement is in effect):

            (a) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Guarantees, the Security Documents or the Collateral;

            (b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Trustees as Collateral or in connection with the Guarantees or any Security Document;

            (c) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Guarantees or the Collateral or the interests, rights, powers or duties of the Trustees or any Secured Party therein, whether brought by or against the Borrower, the Trustees or any Secured Party;

            (d) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Trustees were the absolute owner thereof; and

            (e) to do, at their option and at the expense and for the account of the Borrower, at any time or from time to time, all acts and things which the Trustees deem necessary (i) to protect or preserve the Collateral and the rights of the Trustees and the Secured Parties therein and (ii) to realize upon the Guarantees or the Collateral or any part thereof.

      2.3   RIGHT TO INITIATE JUDICIAL PROCEEDINGS.

      If a Notice of Enforcement is in effect, the Trustees, subject to the provisions of subsection 2.5(b), (a) shall have the right and power to institute and maintain such suits and proceedings as they may deem appropriate to protect and enforce the rights vested in them by this Trust Agreement, the Guarantees and the Security Documents and (b) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

      2.4   RIGHT TO APPOINT A RECEIVER.

      If a Notice of Enforcement is in effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Trustees under this Trust Agreement, any Guarantee or any Security Document, the Trustees shall, to the extent permitted by applicable law, without notice to the Borrower or any party claiming through the Borrower, without regard to the solvency or insolvency at the time of any Person then liable for the payment or performance of any of the Obligations, without regard to the then value of the Trust Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be a Trustee) of the Trust Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Trust Estate be segregated, sequestered and impounded for the benefit of the Trustees and the Secured Parties, and the Borrower irrevocably consents to the appointment of such receiver or receivers and to the entry of such order; PROVIDED that notwithstanding the appointment of any receiver, the Corporate Trustee shall be entitled to retain possession and control, pursuant to the terms of the Trust Agreement, of all cash held by or deposited with it pursuant to this Trust Agreement or any Security Document.

      2.5   EXERCISE OF POWERS; INSTRUCTIONS OF REQUIRED SECURED PARTIES

            (a) All of the powers, remedies and rights of the Trustees as set forth in this Trust Agreement may be exercised by the Trustees in respect of any Guarantee or any Security Document as though set forth in full therein, and all of the powers, remedies and rights of the Trustees as set forth in any Guarantee or any Security Document may be exercised from time to time as herein and therein provided.

            (b) The Required Secured Parties shall (subject to the last sentence of subsection 2.1(a)) have the right, by one or more instruments in writing executed and delivered to the Corporate Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Trustees, or of exercising any trust or power conferred on the Trustees, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Trust Agreement, any Guarantee or any Security Document, and the Trustees shall act in accordance with any such direction; PROVIDED that such direction shall not conflict with any provision of applicable law or of this Trust Agreement, any Guarantee or any Security Document and the Trustees shall be adequately secured and indemnified as provided in subsection

      7.4(d). In the absence of direction from the Required Secured Parties, (i) the Trustees shall have no duty to take or refrain from taking any action unless explicitly required herein or in the Security Documents or the Guarantees and (ii) the Trustees may (but in the absence of a direction from the Required Secured Parties shall not be required to) take any and all such actions under this Trust Agreement, the Security Documents and the Guarantees or any of them or otherwise as the Corporate Trustee shall deem to be in the best interests of the Secured Parties to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Parties; PROVIDED, HOWEVER, that in the absence of direction (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Secured Parties while a Notice of Enforcement is in effect, the Trustees shall not foreclose any Lien on the Collateral or take any enforcement action under any Guarantee.

      2.6   REMEDIES NOT EXCLUSIVE.

            (a) No remedy conferred upon or reserved to the Trustees herein or in any Guarantee or Security Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein, in any Guarantee or in any Security Document or now or hereafter existing at law or in equity or by statute.

            (b) No delay by the Trustees in exercising or failure by the Trustees to exercise any right, remedy or power hereunder or under any Guarantee or Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given to the Trustees under this Trust Agreement, any Guarantee or any Security Document may be exercised from time to time and as often as may be deemed expedient by the Trustees or the Required Secured Parties.

            (c) If the Trustees shall have proceeded to enforce any right, remedy or power under this Trust Agreement, any Guarantee or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustees, then the Borrower, the Trustees and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Trustees shall continue as though no such proceeding had been taken.

            (d) All rights of action and of asserting claims upon or under this Trust Agreement, the Guarantees and the Security Documents may be enforced by the Trustees without the possession of any Secured Instrument, Guarantee, Security Document or instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Trustees shall be, subject to subsections 7.5(c), 7.5(d) and 7.10(b)(ii), brought in their name as Trustees and any recovery of judgment shall be held as part of the Trust Estate.

      2.7   WAIVER AND ESTOPPEL

            (a) The Borrower hereby agrees, to the extent it may do so lawfully, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Trust Agreement, any Guarantee or any Security Document and waives all benefit or advantage of all such laws, and the Borrower hereby covenants that it will not hinder, delay or impede the execution of any power granted to the Trustees in this Trust Agreement, any Guarantee or any Security Document but will suffer and permit the execution of every such power as though no such law were in force.

            (b) The Borrower, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and Lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Trust Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

            (c) The Borrower waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under any Secured Instrument, any Guarantee or any Security Document) in connection with this Trust Agreement, the Guarantees and the Security Documents, and any action taken by the Trustees with respect to the Collateral.

      2.8   LIMITATION ON TRUSTEES' DUTY IN RESPECT OF COLLATERAL.

      Beyond their duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and the Borrower for moneys and other property received by them hereunder or under any Security Document, the Trustees shall not have any duty to the Borrower or to the Secured Parties as to any Collateral in their possession or control or in the possession or control of any of their agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

      2.9   LIMITATION BY LAW.

      All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Trust Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

      2.10  RIGHTS OF SECURED PARTIES UNDER SECURED INSTRUMENTS.

      Notwithstanding any other provision of this Trust Agreement, any Guarantee or any Security Document, the right of each Secured Party to receive payment of or performance in respect of the Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing such Obligation or to institute suit or to obtain a judgment for the collection or performance of such Obligations or to enforce any such judgment on or after such due date, and to otherwise exercise the rights and remedies as a general creditor in accordance with the Secured Instruments to which it is a party, and the obligation of the Borrower to pay and perform such Obligations when due, shall not be impaired or affected except as provided in such Secured Instrument.

      2.11  RECORDS.

      The Corporate Trustee shall maintain records regarding instructions of the Required Secured Parties, the identity of the Administrative Agent and the other Secured Parties, determinations of the types and amounts of the Payment Obligations for any purpose and the allocation of deposits to the Collateral Account and any distributions therefrom. The information contained in such records shall be made available to any Secured Party upon request.

      2.12  NOTICES.

      The Corporate Trustee shall promptly notify the Administrative Agent and each Holder of Hedging Agreement Obligations in the event it shall receive, and shall deliver to each such person a copy of, (a) any Notice of Enforcement, (b) any instructions by the Required Secured Parties to take any action under this Trust Agreement or any Security Document or Guarantee, including any instruction to commence any exercise of remedies with respect to the Collateral or Guarantees, (c) any request by the Borrower or any Secured Party for any consent, waiver, amendment, supplement, modification or release with respect to this Agreement, any Security Document, any Collateral or any Guarantee, or (d) any other material instruction, notice, request, demand, certificate, opinion of counsel or other communications from any person which is related to the Collateral, the Security Documents or the Guarantees. The Corporate Trustee shall also deliver a reasonably detailed notice to the Administrative Agent and each Holder of Hedging Agreement Obligations regarding the taking of any enforcement action or the exercise of any remedies by any of the Trustees with respect to the Security Documents, the Collateral or the Guarantees which notice shall be delivered promptly after the occurrence of any such event.

                               SECTION 3

                   COLLATERAL ACCOUNT; DISTRIBUTIONS

      3.1   THE COLLATERAL ACCOUNT.

            (a) On the Effective Date there shall be established and, at all times thereafter until the trusts created by this Trust Agreement shall have terminated, there shall be maintained with the Corporate Trustee at the office of the Corporate Trustee's corporate trust division, a collateral account, which shall be entitled the "PF.Net Corp. Collateral Account" (the "COLLATERAL ACCOUNT").

            (b) All moneys which are required by this Trust Agreement or any Security Document to be delivered to the Trustees while a Notice of Enforcement is in effect or which are received by the Trustees or any agent or nominee of the Trustees in respect of the Collateral or the Guarantees, whether in connection with the exercise of the remedies provided in this Trust Agreement, any Guarantee or any Security Document or otherwise, while a Notice of Enforcement is in effect shall be deposited in the Collateral Account and, in each case, held by the Corporate Trustee as part of the Trust Estate and applied in accordance with the terms of this Trust Agreement. Upon the cancellation of each effective Notice of Enforcement pursuant to subsection 2.1(c) the Corporate Trustee shall (subject to the first sentence of subsection 3.4(a)) cause all funds on deposit in the Collateral Account to be paid over to the Borrower.

      3.2   CONTROL OF COLLATERAL ACCOUNT.

      All right, title and interest in and to the Collateral Account shall vest in the Corporate Trustee on behalf of the Secured Parties, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. The Collateral Account shall be subject to the sole and exclusive dominion and control of the Corporate Trustee.

      3.3   INVESTMENT OF FUNDS DEPOSITED IN COLLATERAL ACCOUNT.

      The Corporate Trustee shall invest and reinvest moneys on deposit in the Collateral Account at the written direction of the Borrower or the Required Secured Parties, as provided below, at any time in:

            (a)   marketable   obligations  of  the  United  States  having  a
      maturity of not more than one year from the date of acquisition;

            (b) marketable obligations directly and fully guaranteed by the United States having a maturity of not more than one year from the date of acquisition;

            (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations issued by any bank organized under the laws of the United States or any state thereof with capital, surplus and undivided profits aggregating at least $500,000,000, in each case having a maturity of not more than one year from the date of acquisition;

            (d) repurchase obligations with a term of not more than one day for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank meeting the qualifications specified in clause (c) above;

            (e) commercial paper rated at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and maturing within six months after the date of acquisition; and

            (f) shares of open end money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) above;

PROVIDED that (i) the aggregate amount invested in obligations of the types described in clauses (c), (d) and (e) above of any one issuer shall not exceed $50,000,000 at any time and (ii) the Borrower or the Required Secured Parties shall, to the extent that the timing of distributions to be made from the Collateral Account is known or can be reasonably anticipated, select investments for amounts equal to such distributions that mature prior to the anticipated dates of such distributions. All such investments of funds in the Collateral Account, the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in Collateral Account as part of the Trust Estate. All such investments shall be subject to availability (including any time of day limitations) and the Trustees shall not be liable for any losses with respect thereto, except losses incurred as a result of Trustee's willful misconduct or gross negligence.

      3.4   APPLICATION OF MONEYS.

            (a) The Corporate Trustee shall have the right (pursuant to subsection 5.7) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees. All remaining moneys held by the Corporate Trustee in the Collateral Account or received by the Trustees while a Notice of Enforcement is in effect shall, to the extent available for distribution (it being understood that the Corporate Trustee may liquidate investments prior to maturity to make a distribution pursuant to this subsection 3.4), be distributed (subject to the provisions of subsection 3.5) by the Corporate Trustee on each Distribution Date as follows:

            FIRST: to the Trustees, an amount equal to any unpaid Trustee Fees, and then to any Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under 11 U.S.C. ss. 503(b), an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date;

            SECOND: to any Secured Party which has theretofore advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date;

            THIRD: to the Administrative Agent in an amount equal to all unpaid fees and other amounts payable to the Administrative Agent pursuant to the terms of the Credit Facility;

            FOURTH: to the Administrative Agent in an amount equal to all unpaid sums payable in respect of Facility Obligations then held by the Lenders, including without limitation the unpaid principal or face amount of, and unpaid interest on and other charges, if any, in respect of, the Facility Obligations then outstanding whether or not due and payable and the costs and expenses of the Administrative Agent and the Lenders and their representatives which are due and payable under the Loan Documents and which constitute Facility Obligations as of such Distribution Date, such moneys to be applied in accordance with the terms of the Credit Agreement;

            FIFTH: to the Hedging Agreement Secured Parties in an amount equal to all unpaid sums payable in respect of Hedging Agreement Obligations then held by such Hedging Agreement Secured Parties, including without limitation the unpaid principal or face amount of, and unpaid interest on and other charges, if any, in respect of, the Hedging Agreement Obligations then outstanding whether or not due and payable and the costs and expenses of the Hedging Agreement Secured Parties and their representatives which are due and payable under the Hedging Agreements and which constitute Hedging Agreement Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Hedging Agreement Secured Parties in proportion to such sums; and

            SIXTH: any surplus then remaining shall be paid to the Borrower or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

            (b)   The term "unpaid" as used in subsection 3.4(a) refers:

                  (i)   in  the  absence  of  a  bankruptcy   proceeding  with
            respect to the Borrower, to all amounts payable in respect of Obligations outstanding as of a Distribution Date, and

                  (ii) during the pendency of a bankruptcy proceeding with
            respect to the Borrower, to all amounts allowed by the bankruptcy court in respect of the Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions (whether actually distributed or set aside pursuant to subsection 3.5) have not been made in respect thereof.

            (c) The Corporate Trustee shall make all payments and distributions under this subsection 3.4: (i) on account of the Credit Facility to the Administrative Agent for redistribution or application in accordance with the provisions of the Credit Agreement and (ii) on account of any Hedging Agreement Obligations, directly to the Holder of such Hedging Agreement Obligations.

      3.5   AMOUNTS HELD FOR CONTINGENT OBLIGATIONS.

      In the event the Administrative Agent or any Holder shall receive any moneys pursuant to subsection 3.4 in respect of the contingent portion of the outstanding Obligations, then the Administrative Agent or such Holder, as the case may be, shall invest such moneys in obligations of the kinds referred to in clauses (a) and (b) of subsection 3.3 maturing within 90 days after they are acquired by the Administrative Agent or such Holder and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, in trust until (i) all or part of such contingent claim shall have become fixed, in which case the Administrative Agent or such Holder, as the case may be, shall apply to the payment of such fixed claim from such investments and the proceeds thereof an amount equal to such fixed claim, and shall promptly give notice thereof to the Borrower and the Corporate Trustee or (ii) all or part of such contingent claim shall have been extinguished, whether as the result of an expiration without drawing of any letter of credit, payment of amounts secured or covered by any letter of credit other than by drawing thereunder, payment of amounts covered by any guarantee or otherwise, in which case the Administrative Agent or such Holder, as the case may be, shall, as soon as practicable thereafter, notify the Borrower and the Corporate Trustee and shall distribute from such investments, and the proceeds thereof, an amount equal to the portion of the contingent claim which has been extinguished together with interest earned thereon from the date first invested until so distributed, to the Corporate Trustee for deposit in the Collateral Account and application in accordance with the provisions of subsection 3.4.

      3.6   APPLICATION OF MONEYS  DISTRIBUTABLE TO THE  ADMINISTRATIVE
AGENT.

      If at any time any moneys collected or received by the Trustees pursuant hereto are distributable pursuant to subsection 3.4 to the Administrative Agent, and if the Administrative Agent shall notify the Corporate Trustee in writing that no provision is made under the Credit Agreement for the application by the Administrative Agent of moneys (whether because the Payment Obligations issued under the Credit Agreement have not become due and payable or otherwise) and that the Credit Agreement does not effectively provide for the receipt and the holding by the Administrative Agent of such moneys pending the application thereof, then the Corporate Trustee, after receipt of such notification, shall invest such amounts at the written direction of the Administrative Agent in obligations of the kinds referred to in clauses (a) and (b) of subsection 3.3 maturing within 90 days after they are acquired by the Corporate Trustee and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Administrative Agent (in its capacity as such) and for no other purpose until such time as the Administrative Agent shall request in writing the delivery thereof by the Corporate Trustee for application pursuant to the Credit Agreement.

      3.7   TRUSTEES' CALCULATIONS.

      In making the determinations and allocations required by subsection 3.4, the Corporate Trustee may, unless a Responsible Trustee Officer has actual knowledge to the contrary, rely upon a certificate executed and supplied by the Administrative Agent or (in the case of Hedging Agreement Obligations) the Holders, as the case may be, as to the amounts payable with respect to Payment Obligations, all in accordance with subsection 7.2(b), and the Trustees shall have no liability to any of the Secured Parties for actions taken in reliance on such information; PROVIDED, HOWEVER, that if any Secured Party receives on any Distribution Date an amount pursuant to subsection 3.4(a) in excess of the amount to which it was entitled to receive on such Distribution Date pursuant to such subsection 3.4(a) as a result of any such certificate overstating the amount of the Payment Obligations held by such Secured Party (or, with respect to the Credit Facility, the Payment Obligations held by all the Secured Parties under the Credit Facility), then such Secured Party (by becoming a Holder of Obligations and accepting the benefits of this Trust

Agreement) shall pay such excess to the Corporate Trustee for application in accordance with subsection 3.4(a) as soon as practicable after the existence of such overstatement shall have been determined. All distributions made by the Corporate Trustee pursuant to subsection 3.4 shall be (subject to any decree of any court of competent jurisdiction and to the proviso in the preceding sentence) final, and the Trustees shall have no duty to inquire as to the application by any Holder or the Administrative Agent of any amounts distributed to them. By accepting the benefits of this Agreement, the Security Documents and the Guarantees, each Secured Party and the Administrative Agent agrees to act in accordance with this Trust Agreement and not take any action inconsistent herewith.

                               SECTION 4

                        ADDITIONAL OBLIGATIONS;
                   ADDITIONAL COLLATERAL; ADDITIONAL
             GUARANTEES; CERTAIN DOCUMENTATION REQUIREMENTS

      4.1 DELIVERY OF INITIAL SECURED INSTRUMENTS, INITIAL SECURITY DOCUMENTS AND INITIAL GUARANTEE.

      On or before the Effective Date, the Borrower shall deliver to the Corporate Trustee copies, certified by a Responsible Officer to be true and complete, of all Initial Secured Instruments, and executed originals of the Initial Security Documents and Initial Guarantee.

      4.2   ADDITIONAL OBLIGATIONS.

      The Borrower may from time to time designate Permitted Additional Obligations as Obligations hereunder (provided that the terms thereof, if any, affecting the rights and obligations of the Trustees hereunder are reasonably acceptable to the Trustees) by (a) delivering to the Corporate Trustee an Additional Payment Obligations Designation in respect of such Permitted Additional Obligations describing such Permitted Additional Obligations and specifying whether such Permitted Additional Obligations shall constitute Facility Obligations or Hedging Agreement Obligations, and attaching thereto a true and complete copy of all agreements (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including but not limited to the applicable Secured Instruments, relating to such Permitted Additional Obligations to which the Borrower or any Affiliate thereof is a party, and (b) fulfilling the requirements of subsection 4.8(b) in respect of such Additional Payment Obligations Designation. Upon completion of the actions described clauses (a) and (b) of the preceding sentence, but subject to the following sentence, the Permitted Additional Obligations designated by such Additional Payment Obligations Designation shall constitute Obligations. Notwithstanding anything herein to the contrary, in no event shall any indebtedness or other obligations of the Borrower constitute Additional Obligations hereunder if the designation of such indebtedness or other obligations as Additional Obligations would be in contravention of any Secured Instrument in connection with the Credit Facility (including, without limitation, the Credit Agreement), and any purported designation of any such indebtedness or other obligations of the Borrower as in violation of any Secured Instrument in connection with the Credit Facility shall be null and void and of no force or effect.

      4.3   NOTICE TO SECURED PARTIES OF ADDITIONAL OBLIGATIONS.

      Promptly after the designation of Permitted Additional Obligations as Payment Obligations pursuant to subsection 4.2, the Corporate Trustee will deliver a copy of the related Additional Payment Obligations Designation together with all attachments thereto to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.4   ADDITIONAL COLLATERAL.

      The Borrower may from time to time provide Additional Collateral to the Trustees by (a) delivering to the Corporate Trustee an Additional Collateral Designation in respect of such Additional Collateral and (b) fulfilling the requirements of subsection 4.9(b) in respect of such Additional Collateral Designation. Upon completion of the actions described in clauses (a) and (b) of the preceding sentence, the Additional Collateral designated by such Additional Collateral Designation shall constitute Collateral for the Obligations.

      4.5   NOTICE TO SECURED PARTIES OF ADDITIONAL COLLATERAL.

      Promptly after the delivery of Additional Collateral pursuant to subsection 4.4, the Corporate Trustee will deliver a copy of the related Additional Collateral Designation to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.6   ADDITIONAL GUARANTEES.

      The Borrower may from time to time cause a Subsidiary thereof to provide an Additional Guarantee to the Trustees by (a) delivering to the Corporate Trustee an Additional Guarantee Designation in respect of each such Additional Guarantee and (b) fulfilling the requirements of subsection 4.10(b) in respect of such Additional Guarantee Designation. Upon completion of the actions described in clauses (a) and (b) of the preceding sentence, the Additional Guarantee designated by such Additional Guarantee Designation shall constitute a Guarantee of the Obligations.

      4.7   NOTICE TO SECURED PARTIES OF ADDITIONAL GUARANTEE.

      Promptly after the delivery of any Additional Guarantee pursuant to subsection 4.6, the Corporate Trustee will deliver a copy of the related Additional Guarantee Designation to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.8 ACTIONS REQUIRED WITH RESPECT TO INITIAL OBLIGATIONS AND ADDITIONAL OBLIGATIONS.

            (a) Simultaneously with its delivery to the Corporate Trustee of the Initial Secured Instruments pursuant to subsection 4.1, the Borrower shall:

                  (i) deliver to the Corporate Trustee a certificate of the
            secretary or an assistant secretary of the Borrower (A) as to the names and signatures of the officers of the Borrower who are authorized to execute this Trust Agreement on behalf of the Borrower and (B) attaching copies of resolutions of the Board of Directors of the Borrower authorizing the execution and delivery by the Borrower of this Trust Agreement, and certifying that such resolutions are in full force and effect; and

                  (ii) cause to be delivered to the Corporate Trustee, addressed to the Trustees and each Secured Party, an Opinion of Counsel substantially in the form of Exhibit D-1.

            (b) Simultaneously with its delivery to the Corporate Trustee of any Additional Payment Obligation Designation pursuant to subsection 4.2, the Borrower shall:

                  (i) deliver to the Corporate Trustee copies, certified by a
            Responsible Officer to be true and complete, of all Secured Instruments described in such Additional Payment Obligation Designation; and

                  (ii) cause to be delivered to the Corporate Trustee, addressed to the Trustees and each Secured Party, an Opinion of Counsel substantially in the form of Exhibit D-2.

Promptly after receipt by the Corporate Trustee of any such documents delivered by the Borrower pursuant to this paragraph (b), the Corporate Trustee shall at the expense of the Borrower deliver copies thereof to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.9   ACTIONS  REQUIRED  WITH RESPECT TO SECURITY  DOCUMENTS  AND
COLLATERAL.

            (a) Simultaneously with its delivery to the Corporate Trustee of the Initial Security Documents pursuant to subsection 4.1, the Borrower shall:

                  (i) deliver to the Corporate Trustee certificates of the
            secretary or an assistant secretary of each grantor party to any Initial Security Document (A) as to the names and signatures of the officers of such grantor who are authorized to execute the Initial Security Documents on behalf of such grantor and (B) attaching copies of resolutions of the Boards of Directors of such grantor authorizing the execution and delivery of the Initial Security Documents by such grantor, and certifying that such resolutions are in full force and effect;

                  (ii) cause to be delivered to the Corporate Trustee, addressed to the Trustees and each Secured Party, an Opinion of Counsel substantially in the form of Exhibit D-1.

                  (iii) deliver to the Corporate Trustee (or its bailee or agent as designated by the Corporate Trustee) possession of any Possessory Collateral covered by the Initial Security Documents; and

                  (iv) cause to be filed or recorded in all required filing or recording offices all financing statements, mortgages and other instruments necessary to perfect the Lien of the Trustees created by such Initial Security Documents, and deliver to the Corporate Trustee evidence reasonably satisfactory to it of each such filing and recording.

            (b) Simultaneously with its delivery to the Corporate Trustee of any Additional Collateral Designation pursuant to subsection 4.4, the Borrower shall:

                  (i) deliver to the Corporate Trustee copies, duly executed by the grantor parties thereto, of all Additional Security Documents described in such Additional Collateral Designation; PROVIDED that each such Additional Security Document shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (ii) deliver to the Corporate Trustee a certificate of the secretary or an assistant secretary of each grantor party thereto
            (A) as to the names and signatures of the officers of such grantor who are authorized to execute such Additional Security Documents on behalf of such grantor and (B) attaching copies of resolutions of the Board of Directors of each grantor party thereto authorizing the execution and delivery by the Borrower of such Additional Security Document by such grantor, and certifying that such resolutions are in full force and effect;

                  (iii) deliver to the Corporate Trustee (or the Administrative
            Agent or any bailee or agent as designated by the Corporate Trustee) possession of any Possessory Collateral covered by such Additional Security Documents;

                  (iv) cause to be filed or recorded in all required filing or recording offices all financing statements, mortgages and other instruments necessary to perfect the security interest of the Trustees created by such Additional Security Documents, and deliver to the Corporate Trustee customary evidence of each such filing and recording; and

                  (v) deliver to the Corporate Trustee, addressed to the
            Trustees and each Secured Party, an Opinion of Counsel in form and substance satisfactory to the Administrative Agent.

Promptly after receipt by the Corporate Trustee of any such documents delivered by the Borrower pursuant to this paragraph (b), the Corporate Trustee shall at the expense of the Borrower deliver copies thereof to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.10  ACTIONS REQUIRED WITH RESPECT TO GUARANTEES.

            (a) Simultaneously with its delivery to the Corporate Trustee of the Initial Guarantee pursuant to subsection 4.1, the Borrower shall:

                  (i) deliver to the Corporate Trustee a certificate of a
            secretary or assistant secretary of each guarantor party thereto (A) as to the names and signatures of the officers of such guarantor who are authorized to execute the Initial Guarantee and (B) attaching copies of resolutions of the Board of Directors of such guarantor authorizing the execution and delivery by such guarantor of the Initial Guarantee, and certifying that such resolutions are in full force and effect; and

                  (ii) cause to be delivered to the Corporate Trustee, and
            addressed to the Trustees and each Secured Party, an Opinion of Counsel substantially in the form of Exhibit D-1.

            (b) Simultaneously with its delivery to the Corporate Trustee of any Additional Guarantee Designation pursuant to subsection 4.6, the Borrower shall:

                  (i) deliver to the Corporate Trustee copies, duly executed by the guarantor parties thereto, of all Additional Guarantees described in such Additional Guarantee Designation; PROVIDED that each such Additional Guarantee shall be in the form of Annex I to the Initial Guarantee; and

                  (ii) deliver to the Corporate Trustee a certificate of the secretary or an assistant secretary of each guarantor party thereto
            (A) as to the names and signatures of the officers of such guarantor who are authorized to execute the Additional Guarantees and (B) attaching copies of resolutions of the Board of Directors of such guarantor authorizing the execution and delivery by such guarantor of the Additional Guarantee to which it is a party, and certifying that such resolutions are in full force and effect; and

                  (iii) deliver to the Corporate Trustee, addressed to the
            Trustees and each Secured Party, an Opinion of Counsel in the form of Exhibit D-3.

Promptly after receipt by the Corporate Trustee of any such documents delivered by the Borrower pursuant to this Section 4.10, the Corporate Trustee shall at the expense of the Borrower deliver copies thereof to the Administrative Agent and each Holder of Hedging Agreement Obligations.

      4.11  POSSESSORY COLLATERAL.

      The Borrower shall immediately deliver to the Corporate Trustee (or the Administrative Agent or any agent or bailee designated by the Corporate Trustee at the sole cost and expense of the Borrower) all Possessory Collateral that is or may be in the possession of the Borrower or any of its Subsidiaries, to the extent the Borrower is required to do so by any Secured

Instrument. At any time and from time to time, upon receipt of the notice from the Administrative Agent, the Corporate Trustee and the Borrower shall deliver all Possessory Collateral that is or may be in the possession of the Corporate Trustee and the Borrower or any of its Subsidiaries, respectively, to the Administrative Agent (to be held on behalf of the Secured Parties) at the address specified in such notice and, thereafter, if the Corporate Trustee or the Borrower or any of its Subsidiaries obtains possession of any Possessory Collateral, the Corporate Trustee or the Borrower and its Subsidiaries, as applicable, shall promptly deliver such Possessory Collateral to the Administrative Agent (to be held on behalf of the Secured Parties) at any address specified by the Administrative Agent. The Borrower and the Trustees hereby authorize the Administrative Agent to exercise any right or remedy of the Trustees hereunder or under any Security Document with respect to any Possessory Collateral in its possession, subject to the terms and conditions of this Agreement and the other Security Documents. The Administrative Agent shall be entitled at any time to delivery any Possessory Collateral in its possession to the Corporate Trustee, and to direct the Borrower to thereafter deliver to the Corporate Trustee any Possessory Collateral that is or may be in the possession of the Borrower or any of its Subsidiaries, to be held in accordance with the terms of this Trust Agreement.

                               SECTION 5

                        AGREEMENTS WITH TRUSTEES

      5.1   DELIVERY OF AMENDMENTS TO SECURED INSTRUMENTS.

      The Borrower shall deliver to the Corporate Trustee (and the Corporate Trustee shall thereupon promptly deliver to the Administrative Agent and any Holder of Hedging Agreement Obligations), promptly upon the execution thereof, a true and complete copy of all amendments, supplements or other modifications to any Secured Instrument entered into after the Effective Date.

      5.2   INFORMATION AS TO SECURED PARTIES, ETC.

      The Borrower shall deliver to the Corporate Trustee (and the Corporate Trustee shall thereupon promptly deliver to the Administrative Agent and each Holder of Hedging Agreement Obligations), within 30 days after the Effective Date, and between May 1 and May 15 and between November 1 and November 15 in each year, and from time to time as may be reasonably requested by the Corporate Trustee (which request shall be made by the Corporate Trustee at the reasonable direction of any Secured Party), (i) with respect to Facility Obligations, a list, setting forth as of a specified date not more than 30 days prior to the date of such delivery, of the aggregate unpaid principal or face amount of Facility Obligations outstanding and the name and address of the Administrative Agent and (ii) with respect to Hedging Agreement Obligations, a list specifying for each Hedging Agreement the notional amount covered thereby and the payment terms thereof. The Borrower shall deliver to the Corporate Trustee, within 30 days after the Effective Date, and between May 1 and May 15 and between November 1 and November 15 in each year, and from time to time as may be reasonably requested by the Corporate Trustee (which request shall be made by the Corporate Trustee at the reasonable direction of any Secured Party), a list, as of a date not more than 30 days prior to the date of such list, (i) naming each Secured Party, (ii) setting forth the amount of Voting Obligations held by each Secured Party and the amount of commitments to provide credit by such Secured Party that would constitute Voting Obligations when provided and (iii) specifying whether any Secured Party or any Person known by the Borrower to be an Affiliate of any Secured Party is a party to any contract, the rights under which constitute Collateral. The Trustees may conclusively rely on the most recent lists so provided as to all matters set forth therein for all purposes hereunder.

      5.3   COMPENSATION AND EXPENSES.

      The Borrower agrees to pay to the Trustees, from time to time upon demand,
(i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for their services hereunder and under the Guarantees and Security Documents and for administering the Trust Estate and (ii) all of the fees, costs and expenses of the Trustees (including, without limitation, the reasonable fees and disbursements of their counsel and such special counsel as the Trustees shall reasonably elect to retain) (A) arising in connection with the preparation, execution, delivery, modification, and termination of or performance under this Trust Agreement, the Guarantees and the Security Documents or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection, enforcement or defense of the Trustees' rights under this Trust Agreement, the Guarantees and the Security Documents and in and to the Collateral and the Trust Estate or (C) incurred by the Trustees in connection with the removal of either or both of the Trustees pursuant to subsection 7.7(a). The obligations of the Borrower under this subsection shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustees.

      5.4   STAMP AND OTHER SIMILAR TAXES.

      The Borrower agrees to indemnify and hold harmless the Trustees and each Secured Party from any present or future claim for liability for any stamp or any other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Trust Agreement, any Security Document, any Guarantee, the Trust Estate or any Collateral. The obligations of the Borrower under this subsection shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustees.

      5.5   FILING FEES, EXCISE TAXES, ETC.

      The Borrower agrees to pay or to reimburse the Trustees for any and all payments made by the Trustees in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Trust Agreement, the Guarantees and the Security Documents. The obligations of the Borrower under this subsection shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustees.

      5.6   INDEMNIFICATION.

      The Borrower agrees to pay, indemnify, and hold the Trustees harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees of counsel) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Trust Agreement, the Guarantees and the Security Documents, unless arising from the gross negligence or willful misconduct of the indemnified party, including, without limitation, indemnification of the respective Trustees for liabilities of the respective Trustees for the net amount of taxes (after taking account of any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the respective Trustees would not otherwise be subject to tax except by reason of their acting under this Trust Agreement, any Guarantee or any Security Document (directly or through agents, separate trustees or co-trustees), PROVIDED that such indemnification for taxes (a) shall apply only (i) in respect of taxes attributable to the performance of the respective Trustees' obligations as Trustee hereunder or under any Guarantee or Security Document and (ii) to the extent that the respective Trustees, using reasonable efforts, shall have been unable to avoid or minimize the same as contemplated by subsection 7.10 and (b) shall in no event cover any taxes imposed upon the respective Trustees with respect to or measured by their net income or profits. In any suit, proceeding or action brought by the Trustees under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Borrower will save, indemnify and keep the Trustees harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Trustees. The agreements in this subsection shall survive the termination of the other provisions of this Trust Agreement and the resignation or removal of the Trustees.

      5.7   TRUSTEES' LIEN.

      Notwithstanding anything to the contrary in this Trust Agreement, as security for the payment of Trustee Fees (i) the Trustees are hereby granted a first priority Lien upon all Collateral and (ii) the Trustees shall have the right to use and apply any of the funds held by the Corporate Trustee in the Collateral Account to cover such Trustee Fees.

      5.8   FURTHER ASSURANCES.

      At any time and from time to time, whether or not a Notice of Enforcement shall be in effect, upon the written request of the Corporate Trustee (which shall be made only upon the written direction of the Required Secured Parties), and at the expense of the Borrower, the Borrower will promptly execute and deliver any and all such further instruments and documents and take such further action as the Corporate Trustee has been so directed is necessary or reasonably requested to obtain the full benefits of this Trust Agreement and the Security

Documents and of the rights and powers herein and therein granted or to cause any assets required under a Secured Instrument to be subject to a perfected security interest of the Trustees to be so subject, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens and security interests granted under the Security Documents. The Borrower also hereby authorizes the Corporate Trustee to sign and to file any such documents, instruments or financing or continuation statements without the signature of the Borrower to the extent permitted by applicable law, but in no way is the Corporate Trustee obligated to do so.

                               SECTION 6

           POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES

      6.1   USE PRIOR TO NOTICE OF ENFORCEMENT.

      So long as no Notice of Enforcement is in effect, the Borrower shall have the right (subject to compliance with subsection 6.1(b)): (i) to remain in possession and retain exclusive control of the Collateral (except any Possessory Collateral) with power freely and without hindrance on the part of the Trustees or the Secured Parties to operate, manage, develop, use and enjoy the Collateral and to receive the rents, issues, tolls, profits, royalties, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of the Lien and security interest created by subsection 5.7 and by the Security Documents, any Collateral if such sale or other disposition is not prohibited by the terms of the Credit Agreement and the Security Document and so long as the proceeds (in the percentage required) from such sale are applied to the Facility Obligations in accordance with Section 2.09 of the Credit Agreement. The Trustees shall have no duty to monitor the exercise by the Borrower of its rights under this subsection.

      6.2   RELEASES; SUBORDINATION.

            (a) Asset Sales in respect of Collateral which are permitted by
      Section 6.1 shall not require any written or oral release or consent of the Trustees. Nevertheless, the Borrower may, upon the delivery to the Corporate Trustee and the Administrative Agent of a certificate of a Responsible Officer, together with such other evidence as the Corporate Trustee shall reasonably require, to the effect that such sale, transfer or disposition is in compliance with the requirements of such subsection 6.1, that the proceeds (in the percentage required) of such transaction have been or will be applied to the Facility Obligations as set forth in
      Section 2.09 of the Credit Agreement and that subsection 6.2(b) has been complied with in full, request that the Trustees execute and deliver to the Borrower or any purchaser of Collateral a written release, disclaimer or quitclaim of the Trustees' interest in any Collateral under subsection
      5.7 and under the Security Documents, and such purchaser shall be entitled to rely conclusively on such release, disclaimer or quitclaim. Such request shall be in writing, shall describe the property to be released in reasonable detail, and shall state that such release is or will be in accordance with the terms of the Credit Agreement and the Security Documents and shall be accompanied by a written certificate of a Responsible Officer of the Borrower directing the Trustees to execute and deliver such release, disclaimer or quitclaim.

            (b) If it is a condition of the release of any Collateral from the security interest under subsection 5.7 or under any Security Document or Secured Instrument that the Trustees be granted a first priority Lien or security interest in additional property to be held as Collateral pursuant to this Trust Agreement, then the Trustees shall be granted such Lien or security interest prior to or concurrently with the delivery to the Borrower of any such Collateral or any release, disclaimer or quitclaim in connection therewith. The grant of such Lien or security interest shall be effected by (i) delivery to the Corporate Trustee of an Additional Collateral Designation pursuant to subsection 4.4 and (ii) fulfilling the requirements of subsection 4.9(b) with respect thereto.

            (c) If any Collateral which is being sold or otherwise disposed of pursuant to this Section 6 is in the possession of the Trustees or any agent or nominee thereof, the Trustees or such agent or nominee shall upon the delivery to the Corporate Trustee and the Administrative Agent of a certificate of a Responsible Officer, together with such other evidence as the Corporate Trustee shall reasonably require, to the effect that such sale, transfer or disposition is in compliance with the requirements of such subsection 6.1, that the proceeds of such transaction have been or will be applied as set forth in the relevant provisions, if any, of each Secured Instrument and that subsection 6.2(b) has been complied with in full, release such Collateral to the Borrower in connection with such Asset Sale.

            (d) Purchase money Liens which are permitted by Section 6.02(iv) of the Credit Agreement (each a "Permitted Purchase Money Lien") shall not require any written or oral subordination agreement or release or consent of the Trustees. Nevertheless, the Borrower may, upon the delivery to the Corporate Trustee and the Administrative Agent of a certificate of a Responsible Officer, together with such other evidence as the Corporate Trustee or the Administrative Agent shall reasonably require, to the effect that such Permitted Purchase Money Lien is in compliance with the requirements of Section 6.02(iv) of the Credit Agreement, request that the Trustees execute and deliver to the Borrower or any beneficiary of such Permitted Purchase Money Lien a written Lien subordination agreement stating that the Trustees' Liens are and shall be subject and subordinate in all respects and in all contingencies to such Permitted Purchase Money Lien with respect to the Collateral or other property subject to such Permitted Purchase Money Lien and the proceeds thereof, and such beneficiary shall be entitled to rely conclusively on such subordination agreement. In the alternative, it is further agreed that the Borrower may, by the submission to the Administrative Agent of a certificate of a Responsible Officer in accordance with the requirements of Section 6.02(iv) of the Credit Agreement, request that the Trustees execute and deliver to the Borrower or any beneficiary of such Permitted Purchase Money Lien a written U.C.C.-3 termination statement or other necessary evidence of termination releasing the Trustees' Liens with respect to the Collateral or other property subject to such Permitted Purchase Money Lien and the proceeds thereof. Each of such requests shall be in writing, shall describe the property subject to such Permitted Purchase Money Lien, in reasonable detail, and shall state that such subordination agreement or Lien termination, as applicable, is or will be in accordance with the terms of the Credit Agreement and the Security Documents and shall be accompanied by a written certificate of a Responsible

      Officer of the Borrower directing the Trustees to execute and deliver such subordination agreement or evidence of Lien termination, as appropriate.

            (e) The notices, statements, directions, evidence and certificates requested under or required by this subsection (together with any required certificate of a Responsible Officer under subsection 7.4(e)) shall be full authority for and direction to the Trustees to execute and deliver the releases, disclaimers, quitclaims, subordination agreements and other instruments referred to in this subsection, and the Trustees shall promptly do so, subject to the terms of this subsection 6.2, upon a request therefor. The Trustees in so doing shall have no liability to any Person other than for its willful misconduct or gross negligence.

      6.3   INSURANCE AND CONDEMNATION PROCEEDS; LIQUIDATING DIVIDENDS.

      Any insurance proceeds, any Proceeds from the exercise of rights of eminent domain or condemnation and any liquidating dividends paid in respect of Pledged Equity Securities received by the Borrower or the Trustees in respect of Collateral shall be treated as cash Proceeds received pursuant to subsection 6.1(b) and shall, if a Notice of Enforcement is in effect, be deposited in the Collateral Account, and if no Notice of Enforcement is in effect, such amounts shall be delivered to the Borrower unless otherwise required by any Secured Instrument.

      6.4   PURCHASE OF COLLATERAL.

      Any Secured Party may purchase Collateral at any public sale of such Collateral pursuant to any of the Security Documents and, with the consent of the Required Secured Parties and if permitted by the Secured Instrument governing such Payment Obligation, may make payment on account of such purchase by using any Payment Obligation then due and payable to such Secured Party as a credit (up to the amount of such Payment Obligation) against the purchase price; PROVIDED that in determining the Required Secured Parties for purposes of this subsection, all Voting Obligations held by such purchasing Secured Party shall be excluded.

                               SECTION 7

                              THE TRUSTEES

      7.1   ACCEPTANCE OF TRUST.

      The Trustees, for themselves and their respective successors, hereby accept the trusts created by this Trust Agreement upon the terms and conditions hereof.

      7.2   EXCULPATORY PROVISIONS.

            (a) The Trustees shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Borrower. The Trustees make no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Borrower thereto or as to the security afforded by this Trust Agreement or any Security Document, or as to the validity, execution (except their own execution), enforceability, legality or sufficiency of this Trust Agreement, Guarantee, any Security Document or Obligation, and the Trustees shall incur no liability or responsibility in respect of any such matters. The Trustees shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Trustees take possession of any Collateral, the Trustees shall use the same care in the preservation of the Collateral in their possession as they would use for their own property.

            (b) The Trustees shall not be required to ascertain or inquire as to the performance by the Borrower or any of its Subsidiaries of any of the covenants or agreements contained herein or in any Security Document, any Guarantee or any Secured Instrument. Whenever it is necessary, or in the opinion of the Trustees advisable, for the Trustees to ascertain the amount or nature of Obligations then held by Secured Parties, the Trustees may rely, absent actual knowledge of a Responsible Trustee Officer to the contrary, on a certificate of the Administrative Agent or any Holder of Hedging Agreement Obligations, as the case may be, and, if the Administrative Agent or such Holder of Hedging Agreement Obligations shall not give such information to the Corporate Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Corporate Trustee shall be calculated by the Corporate Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to subsection 5.2), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Corporate Trustee, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it.

            (c) The Trustees shall be under no obligation or duty to take any action under this Trust Agreement, any Guarantee or any Security Document if taking such action (i) would subject the Trustees to a tax in any jurisdiction where they are not then subject to a tax or (ii) would require the Corporate Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Trustees receive security or indemnity satisfactory to them against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Trust Agreement, any Guarantee or any Security Document.

            (d) Notwithstanding any other provision of this Trust Agreement, neither the Corporate Trustee nor the Individual Trustee, in its or his individual capacity, shall be personally liable for any action taken or omitted to be taken by it or him in accordance with this Trust Agreement, any Guarantee or any Security Document except for its or his own gross negligence or willful misconduct.

            (e) The Corporate Trustee shall have the same rights with respect to any Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Corporate Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower and its affiliates as if it were not the Corporate Trustee.

      7.3   DELEGATION OF DUTIES.

      The Trustees may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Trustees shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Trustees shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

      7.4   RELIANCE BY TRUSTEES.

            (a) Whenever in the administration of this Trust Agreement, the Guarantees or the Security Documents the Trustees shall deem it necessary or desirable that a factual matter be proved or established in connection with the Trustees taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed in the absence of actual knowledge of a Responsible Trustee Officer to the contrary to be conclusively proved or established by a certificate of a Responsible Officer delivered to the Corporate Trustee, and such certificate shall be full warrant to the Trustees for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 7.5.

            (b) The Trustees may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder or under any Guarantee or Security Document in accordance therewith. The Trustees shall have the right at any time to seek instructions concerning the administration of this Trust Agreement, the Guarantees and the Security Documents from any court of competent jurisdiction.

            (c) The Trustees may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which they in good faith believe to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of their gross negligence or willful misconduct, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Trust Agreement.

            (d) The Trustees shall not be under any obligation to exercise any of the rights or powers vested in the Trustees by this Trust Agreement, the Guarantees and the Security Documents, at the request or direction of the Required Secured Parties pursuant to this Trust Agreement or otherwise, unless the Trustees shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by them in compliance with such request or direction, including such reasonable advances as may be requested by the Trustees.

            (e) Upon any application or demand by the Borrower (except any such application or demand which is expressly permitted to be made orally) to the Trustees to take or permit any action under any of the provisions of this Trust Agreement, any Guarantee or any Security Document, the Borrower shall furnish to the Corporate Trustee a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Trust Agreement, in any relevant Guarantee, Security Document or Secured Instrument relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Trust Agreement, any Guarantee or any Security Document relating to such particular application or demand, such additional document shall also be furnished.

      7.5 LIMITATIONS ON DUTIES OF TRUSTEES; RELATIONSHIP BETWEEN CORPORATE TRUSTEE AND INDIVIDUAL TRUSTEE.

            (a) Unless a Notice of Enforcement is in effect, the Trustees shall be obligated to perform such duties and only such duties as are specifically set forth in this Trust Agreement, the Guarantees and the Security Documents, and no implied covenants or obligations shall be read into this Trust Agreement, any Guarantee or any Security Document against the Trustees. If and so long as a Notice of Enforcement is in effect, the Trustees shall, subject to the provisions of subsection 2.5(b), exercise the rights and powers vested in them by this Trust Agreement, the Guarantees and the Security Documents, and shall not be liable with respect to any action taken by them, or omitted to be taken by them, in accordance with the direction of the Required Secured Parties.

            (b) Except as herein otherwise expressly provided, the Trustees shall not be under any obligation to take any action which is discretionary with the Trustees under the provisions hereof or of any Guarantee or any Security Document except upon the written request of the Required Secured Parties. The Corporate Trustee shall make available for inspection and copying by the Administrative Agent and each Holder of Hedging Agreement Obligations each certificate or other paper furnished to the Corporate Trustee by the Borrower under or in respect of this Trust Agreement, any Guarantee or any Security Document or any of the Collateral.

            (c) The Individual Trustee has been joined as such so that if, by any present or future law in any jurisdiction in which it may be necessary to perform any act in the execution of the trust hereby created, the Corporate Trustee, or its successor or successors, may be incompetent or unqualified to act as such Trustee, or would be subject to a tax that would not otherwise be imposed except for such act, then all the acts required to be performed in such jurisdiction in the execution of the trusts hereby created, shall and will be performed by the Individual Trustee, or his successor or successors, acting alone. Except as it may be deemed necessary for the Individual Trustee solely or jointly with the Corporate Trustee to execute the trusts hereby created, the Corporate

      Trustee, notwithstanding any other provision of this Trust Agreement, any Guarantee or any Security Document to the contrary, shall solely have and exercise the powers, and shall be solely charged with the performance of the duties, of the Trustees provided for herein, in any Guarantee or any Security Document.

            (d) No provision of this Trust Agreement, any Guarantee or any Security Document shall be deemed to impose any duty or obligation on the Corporate Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Corporate Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Corporate Trustee in such jurisdiction or impose a tax on the Corporate Trustee by reason thereof. The Individual Trustee, to the extent that he may lawfully so delegate and that the Corporate Trustee is permitted by law to exercise the power so delegated, and to the extent that such delegation is not inconsistent with the preceding sentence and does not impair the right, title and interest of the Individual Trustee under, or the validity of the Lien of, this Trust Agreement and the Security Documents, (i) may delegate to the Corporate Trustee the exercise of any power, discretionary or otherwise, conferred by the provisions of this Trust Agreement, any Guarantee or any Security Document, and (ii) hereby makes, constitutes and appoints the Corporate Trustee, his true and lawful attorney for him and in his name, or in the name of the Corporate Trustee, to do and perform all acts necessary or proper in the execution and prosecution of the duties of the Trustees hereunder in as full and ample a manner as he might do personally.

      7.6   MONEYS TO BE HELD IN TRUST.

      All moneys received by the Trustees under or pursuant to any provision of this Trust Agreement, any Guarantee or any Security Document (except Trustee
Fees) shall be held in trust for the purposes for which they were paid or are held.

      7.7   RESIGNATION AND REMOVAL OF THE TRUSTEES.

            (a) The Trustees or either of them may at any time, by giving written notice of resignation to the Borrower, the Administrative Agent and each Holder of Hedging Agreement Obligations, be discharged of the responsibilities hereby created, such resignation to become effective upon
      (i) the appointment of a successor Corporate Trustee and/or Individual Trustee, as the case may be, (ii) the acceptance of such appointment by such successor Trustee, (iii) the approval of such successor Trustee evidenced by one or more instruments signed by the Required Secured Parties and (iv) in the case of the appointment of a successor Individual Trustee, the approval of such successor by the Corporate Trustee. If no successor Trustee shall be appointed and shall have accepted such appointment within 90 days after the Corporate Trustee or the Individual Trustee gives the aforesaid notice of resignation, the Corporate Trustee or the resigning Individual Trustee, as the case may be, or any Secured Party, may apply to any court of competent jurisdiction to appoint a successor Corporate Trustee or Individual

      Trustee, as the case may be, to act until such time, if any, as a successor Corporate Trustee or Individual Trustee, as the case may be, shall have been appointed as provided in this subsection. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Corporate Trustee or Individual Trustee, as the case may be, appointed as provided in this subsection.

            The Required Secured Parties may, at any time, remove the Trustees or either of them and appoint a successor Corporate Trustee or Individual Trustee, as the case may be, such removal to be effective upon (i) the acceptance of such appointment by the successor, (ii) unless a Notice of Enforcement is in effect, the written approval of such successor by the Borrower, such approval not to be unreasonably withheld and (iii) in the case of the removal of the Individual Trustee, the written approval of the appointment of the successor Individual Trustee by the Corporate Trustee. The Borrower may, at any time after the merger of the Corporate Trustee as contemplated by subsection 7.9, unless a Notice of Enforcement is in effect or the Corporate Trustee is the Administrative Agent, remove the successor Corporate Trustee and appoint another successor Corporate Trustee, such removal to be effective upon (i) the acceptance of such appointment by the successor and (ii) the written approval of such successor by the Required Secured Parties, such approval not to be unreasonably withheld. The Corporate Trustee may, at any time by giving written notice to the Borrower, the Administrative Agent, each Holder of Hedging Agreement Obligations and the Individual Trustee, remove the Individual Trustee and appoint a successor Individual Trustee, such removal to be effective upon the acceptance of such appointment by the successor Individual Trustee and the receipt by the Corporate Trustee of the written approval of such appointment by the Required Secured Parties. Any Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

            (b) If at any time the Corporate Trustee or the Individual Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Corporate Trustee or the Individual Trustee for any other cause, a successor Corporate Trustee or Individual Trustee, as the case may be, may be appointed by the Required Secured Parties; PROVIDED that the appointment of an Individual Trustee shall not be effective until written approval of such appointment by the Corporate Trustee. If at any time the Individual Trustee shall resign or be removed or otherwise become incapable of acting or if at any time a vacancy shall occur in the office of the Individual Trustee for any other cause, a successor Individual Trustee may be appointed by the Corporate Trustee; PROVIDED that such appointment shall not be effective until receipt by the Corporate Trustee of written approval of such appointment by the Required Secured Parties. In either case, the powers, duties, authority and title of the predecessor Corporate Trustee or Individual Trustee, as the case may be, shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by applicable law) than appointment and designation of a successor in writing duly acknowledged and delivered to the predecessor and the Borrower. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Trust Agreement, the Guarantees and the Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor (subject to the Lien of such predecessor pursuant to subsection 5.7); but such predecessor shall, nevertheless, on the written request of the Required Secured Parties, the Borrower, or the successor execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Security Documents and shall deliver all Collateral held by it or his agents to such successor (subject to the Lien of such predecessor pursuant to subsection 5.7). Should any deed, conveyance or other instrument in writing from the Borrower be required by any successor Corporate Trustee or Individual Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Corporate Trustee or Individual Trustee, as the case may be, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Borrower. If the Borrower shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Corporate Trustee or Individual Trustee, as the case may be, to do so, or if a Notice of Enforcement is in effect, the predecessor Corporate Trustee or Individual Trustee, as the case may be, may execute the same on behalf of the Borrower. The Borrower hereby appoints any predecessor Corporate Trustee or Individual Trustee, as the case may be, as its agent and attorney to act for it as provided in the next preceding sentence.

            (c) Each of the Trustees agree that, upon the resignation or removal of such Trustee pursuant to the terms of this Section 7.7, such Trustee shall continue to act as the agent of the Administrative Agent with respect to all Uniform Commercial Code financing statements filed in connection with any Security Document and shall promptly forward any document or request for information received in connection with any such financing statement to the Administrative Agent. The Borrower agrees to pay all fees of the Trustees, and to reimburse the Trustees for any expenses they incur, in accordance with the terms of this Section 7.7.

      7.8   STATUS OF SUCCESSOR CORPORATE TRUSTEE.

      Every successor Corporate Trustee appointed pursuant to subsection 7.7 shall be a bank or trust company in good standing and having power to act as Corporate Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the United States and shall also have capital, surplus and undivided profits of not less than $500,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust hereunder upon reasonable or customary terms.

      7.9   MERGER OF THE CORPORATE TRUSTEE.

      Any corporation into which the Corporate Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the

Corporate Trustee shall be a party, or any person who shall acquire substantially all of the corporate trust business of the Corporate Trustee shall be Corporate Trustee under this Trust Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

      7.10  CO-TRUSTEE; SEPARATE TRUSTEES.

            (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Trustees of taxes by such jurisdiction not otherwise imposed on the Trustees, or the Corporate Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Required Secured Parties shall in writing so request the Corporate Trustee and the Borrower, or the Corporate Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Corporate Trustee and, unless a Notice of Enforcement is in effect, the Borrower shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Corporate Trustee and, unless a Notice of Enforcement is in effect, the Borrower, either to act as co-trustee or co-trustees of all or any of the Collateral under this Trust Agreement or under any of the Security Documents, jointly with the Trustees originally named herein or therein or any successor Trustees, or to act as separate trustee or trustees of any of the Collateral. If the Borrower shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Corporate Trustee to do so, or if a Notice of Enforcement is in effect, the Corporate Trustee may act under the foregoing provisions of this subsection without the concurrence of the Borrower and execute and deliver such instruments and agreements on behalf of the Borrower. The Borrower hereby appoints the Corporate Trustee as its agent and attorney to act for it under the foregoing provisions of this subsection in either of such contingencies.

            (b) Every separate trustee and every co-trustee, other than any successor Corporate Trustee or Individual Trustee appointed pursuant to subsection 7.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred upon the Corporate Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Corporate Trustee or any agent appointed by the Corporate Trustee;

                  (ii) all rights, powers, duties and obligations conferred or imposed upon the Corporate Trustee hereunder and under the relevant Guarantee or Security Document shall be conferred or imposed and exercised or performed by the Corporate Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Corporate Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Trustees which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

                  (iii) no power given hereby or by the relevant Guarantee or
            Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees, shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Corporate Trustee, anything contained herein to the contrary notwithstanding;

                  (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (v) the Borrower and the Corporate Trustee, at any time by an instrument in writing executed by them jointly, may (and, at the direction of the Required Secured Parties, shall) accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Corporate Trustee to do so, or if a Notice of Enforcement is in effect, the Corporate Trustee shall have the power to (and, at the direction of the Required Secured Parties, shall) accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Corporate Trustee its agent and attorney to act for it in such connection in such contingency. If the Corporate Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Corporate Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Borrower and the Corporate Trustee, or by the Corporate Trustee alone pursuant to this subsection.

      7.11 TREATMENT OF PAYEE OR INDORSEE BY TRUSTEES; REPRESENTATIVES OF SECURED PARTIES.

            (a) The Trustees may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing an Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

            (b) Any Person which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Trust Agreement or the Collateral shall present to the Corporate Trustee such documents, including, without limitation, Opinions of Counsel, as the Corporate Trustee may reasonably require, to demonstrate to the Corporate Trustee the authority of such Person to act as the representative of such Secured Parties (it being understood that the authority of the Administrative Agent shall be demonstrated by its inclusion as such in the lists from time to time delivered pursuant to subsection 5.2.).

            (c) Whenever this Trust Agreement requires or permits any Secured Party or the Required Secured Parties to sign any instrument, give any notice or take any action, the Administrative Agent on behalf of such Secured Party or Required Secured Parties may sign such instrument, give such notice or take such action with the same effect as if done directly by such Secured Party or Required Secured Parties.

      7.12  NOTICES TO CORPORATE TRUSTEE UNDER SECURITY DOCUMENTS.

      In the event that the Corporate Trustee receives any notice from the grantor under any Security Document, the Corporate Trustee shall promptly transmit a copy thereof to the Borrower, the Administrative Agent and each Hedging Agreement Secured Party, and the Corporate Trustee shall take such action in respect of such notice which is permitted by this Trust Agreement as shall be directed by the Required Secured Parties.

                               SECTION 8

                     REPRESENTATIONS AND WARRANTIES

      8.1   REPRESENTATIONS AND WARRANTIES OF THE CORPORATE TRUSTEE.

      The Corporate Trustee hereby represents and warrants that:

            (a) it is a Massachusetts trust company duly organized, validly existing and in good standing under the laws of the United States and has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Trust Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Trust Agreement; and

            (b) this Trust Agreement has been duly executed by the Corporate Trustee and constitutes a legal, valid and binding obligation of the Corporate Trustee, enforceable in accordance with its terms, subject to the effects of insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and general equitable principles.

      8.2   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

      The Borrower hereby represents and warrants that:

            (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Trust Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Trust Agreement;

            (b) this Trust Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.;

            (c) neither the execution and delivery by the Borrower of this Trust Agreement nor compliance with the terms and provisions hereof by the Borrower will conflict with or result in a breach of or Default under, or require any consent under, or give rise to any acceleration, prepayment, repurchase or redemption obligation of the Borrower, the Parent or any Subsidiary under the respective certificates of incorporation or by-laws (or other organizational documents) of the Borrower, the Parent or any Subsidiary, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower, the Parent or any Subsidiary is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower or any Subsidiary (except for the Liens created pursuant to the Security Documents) pursuant to the terms of any such agreement or instrument; and

            (d) the Borrower has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency and any third party necessary for the execution, delivery and performance by it of this Trust Agreement and for the validity or enforceability hereof.

                               SECTION 9
                             MISCELLANEOUS

      9.1   NOTICES.

      Unless otherwise specified herein, all notices, requests, demands or other communications given to the Borrower, the Trustees, the Administrative Agent or any Hedging Agreement Secured Party shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or if transmitted by facsimile transmission, when received in legible form, addressed (i) if to the Borrower or the Trustees, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection 9.1 to the party sending such communication or (ii) if to the

Administrative Agent or any Hedging Agreement Secured Party, to it at its address specified from time to time in the list provided by the Borrower to the Corporate Trustee pursuant to subsection 5.2; PROVIDED that any notice, request or demand to the Trustees shall not be effective until received by the Corporate Trustee in the corporate trust division at the office designated by it pursuant to this subsection 9.1.

      9.2   NO WAIVERS.

      No failure on the part of the Trustees, any co-trustee, any separate trustee, or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Trust Agreement, any Guarantee or any Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      9.3   AMENDMENTS, SUPPLEMENTS, WAIVERS AND RELEASES.

            (a) With the written consent of the Required Secured Parties, the Trustees and the Borrower may, from time to time, enter into written agreements supplemental hereto or to any Guarantee or Security Document for the purpose of adding to, or waiving any provisions of, this Trust Agreement, any Guarantee or any Security Document or changing in any manner the rights of the Trustees, the Secured Parties or the Borrower hereunder or thereunder or releasing any of the Collateral or any Guarantee; PROVIDED that no such supplemental agreement shall (i) (A) amend, modify or waive any provision of this subsection 9.3, (B) amend, modify or waive any provision of subsections 2.10 or 3.4, or the definitions of Obligations, Payment Obligations, Voting Obligations, Facility Obligations, Hedging Agreement Obligations, Secured Parties or Required Secured Parties, or (C) release any Guarantee, terminate any Security Document or release all or any material part of the Collateral, unless the Corporate Trustee has received a certificate of a Responsible Officer of the Borrower, and an Opinion of Counsel, addressed to the Trustees and each Secured Party, in each case to the effect that such action does not violate any Secured Instrument or (ii) amend, modify or waive any provision of Section 5 or 7 or alter the duties, rights or obligations of the Trustees hereunder or under the Guarantees or the Security Documents without the written consent of the Trustees. Any such supplemental agreement shall be binding upon the Borrower, the Administrative Agent, the Secured Parties and the Trustees and their respective successors and assigns.

            (b) Without the consent of the Administrative Agent or any Secured Party, the Trustees and the Borrower and, in the case of any modification of any Guarantee, the guarantor party to such Guarantee, at any time and from time to time, may enter into one or more agreements supplemental hereto, to any Guarantee or to any Security Document, in form satisfactory to the Corporate Trustee, (i) to add to the covenants of the Borrower, any guarantor party to any Guarantee or any grantor party to any Security Document, for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Borrower, or (ii) to cure any ambiguity, to correct or supplement any provision herein or in any Guarantee or Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; PROVIDED that any such action contemplated by this clause (ii) shall not, and could not reasonably be expected to, adversely affect the interests of any Secured Party (as certified by a Responsible Officer pursuant to paragraph (c) below).

            (c) The Trustees shall not enter into any agreement supplemental hereto pursuant to subsection 9.3(a) or (b) unless the Corporate Trustee has received a certificate of a Responsible Officer, and an Opinion of Counsel, addressed to the Trustees and each Secured Party, in each case to the effect that such action does not violate this Trust Agreement.

            (d) The Corporate Trustee shall at the expense of the Borrower promptly deliver to the Administrative Agent and each Hedging Agreement Secured Party copies of all amendments, waivers or supplements to this Trust Agreement, any Guarantee or any Security Document that may be entered into pursuant to subsection 9.3(a) or (b).

      9.4   HEADINGS.

      The table of contents and the headings of Sections and subsections have been included herein for convenience only and should not be considered in interpreting this Trust Agreement.

      9.5   SEVERABILITY.

      Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      9.6   SUCCESSORS AND ASSIGNS.

      This Trust Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Trust Agreement, any Guarantee or any Collateral.

      9.7   CURRENCY CONVERSIONS.

      In calculating the amount of Payment Obligations for any purpose hereunder, including, without limitation, voting or distribution purposes, the amount of any Payment Obligation which is denominated in a currency other than Dollars shall be converted into Dollars at the spot rate for purchasing Dollars with such currency determined by the Corporate Trustee to be in effect in the New York foreign exchange market at the close of business on the Business Day prior to the date on which such calculation is to be made.

      9.8   GOVERNING LAW.

      THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      9.9   NO RECOURSE.

      No claim may be made under this Trust Agreement against any of the direct or indirect partners or equity holders of the Borrower for any obligations of the Borrower hereunder; PROVIDED that this subsection 9.9 shall not in any way limit the Trustees' right to make any claim against any such direct or indirect partner or equity holder under any contract that any such Person may have entered into with the Borrower to the extent that the rights under such contract constitute Collateral.

      9.10  SUBMISSION TO JURISDICTION; WAIVERS.

            The Borrower and each Trustee hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth on the signature pages hereof or at such other address of which the parties hereto shall have been notified pursuant hereto; and

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      9.11  COUNTERPARTS.

      This Trust Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      9.12  RELEASE OF LIENS; GUARANTEES.

            (a) Upon (i) receipt by the Corporate Trustee of a request by the Borrower to release the Liens created by subsection 5.7 and by the Security Documents in respect of any Collateral, together with a certificate of a Responsible Officer, an Opinion of Counsel, addressed to the Trustees and each Secured Party, and a letter of consent from the Administrative Agent, in each case to the effect that such release will not violate any Secured Instrument and (ii) in the case of a release of all the Collateral, payment in full of all Trustee Fees, the security interests created by subsection 5.7 and by the Security Documents shall terminate forthwith, and all right, title and interest of the Trustees in and to such Collateral shall revert to the Borrower, its successors and assigns.

            (b) Upon receipt by the Corporate Trustee of a request by the Borrower to release any Guarantee, together with a certificate of a Responsible Officer, an Opinion of Counsel, addressed to the Trustees and each Secured Party, and a letter of consent from the Administrative Agent, in each case to the effect that such release will not violate any Secured Instrument, such Guarantee shall be immediately released.

            (c) Upon the termination of the Trustees' security interest and the release of any Collateral in accordance with subsection 9.12(a), the Trustees will promptly, at the Borrower's written request and expense, (i) execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of such security interest or the release of such Collateral and (ii) in the case of a release of all Collateral, deliver or cause to be delivered to the Borrower all property of the Borrower then held by the Trustees or any agent thereof.

            (d) This Trust Agreement shall terminate when (i) the Liens and security interests granted under the Security Documents have terminated and the Collateral has been released and (ii) the Obligations and all other amounts (other than contingent and indemnity obligations which by their terms survive the termination of this Credit Agreement) to be paid pursuant to the Loan Documents have been paid in full and all commitments to extend credit under any Secured Instrument that when extended would constitute Obligations shall have been terminated; PROVIDED that the provisions of subsections 5.3, 5.4, 5.5 and 5.6 shall not be affected by any such termination.

            (e) The Corporate Trustee shall promptly give notice to the Administrative Agent and each Hedging Agreement Secured Party of any release of Collateral or a Guarantee pursuant to this subsection.

      9.13  COMPLETE AGREEMENT.

      This Trust Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed (by their respective authorized officers or representatives in the case of parties other than the Individual Trustee) as of the day and year first written above.

                                    PF.NET CORP.

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________


Address for Notices:

PF.Net Holdings, Limited
1625 B Street
Washougal, WA 9867

                                    STATE STREET BANK AND TRUST COMPANY, not individually but solely as Corporate Trustee

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________


Address for Notices:

2 Avenue de Lafayette
Boston, MA 02111
Attn: Corporate Trust - Lucent/PF.Net
Collateral Trust

                                    Attest:_________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    ________________________________________
                                    PATRICK THEBADO,
                                    as Individual Trustee

Address for Notices:

2 Avenue de Lafayette
Boston, MA 02111
Attn: Corporate Trust - Lucent/PF.Net
Collateral Trust

                                    Witness:________________________________
                                    Name:___________________________________

STATE OF NEW YORK  )
                   ) :ss:
COUNTY OF NEW YORK )

      On the ____ day of _____________ 1999, before me personally came ____________________, to me personally known and known to me to be the person described in and who executed the foregoing instrument as _____________________ of ____________________, who, being by me duly sworn, did depose and say that he resides at ____________________, that he is the ____________ of
__________________________, one of the corporations described in and which executed the foregoing instrument; that said instrument was signed on behalf of said corporation by resolution of its Board of Directors; that he signed his name thereto by like resolution; and that he acknowledged said instrument to be the free act and deed of said corporation.

STATE STREET BANK AND TRUST COMPANY

STATE OF ___________    )
                        ):ss:
COUNTY OF _________     )

      On the ____ day of __________, 1999, before me personally came _________________ and _________________, to me personally known and known to me to be the persons described in and who executed the foregoing instrument as ______________ and _____________, respectively, of _______________________, by me duly sworn, did depose and say that they reside at ____________________________ and ______________________ respectively; that they are _______________ and _______________, respectively, of ___________________, one of the corporations described in and which executed the foregoing instrument; that they know the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that said instrument was signed and sealed on behalf of said corporation in accordance with its by-laws; that they signed their names thereto by like order; and that they acknowledged said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]

INDIVIDUAL TRUSTEE

STATE OF _____________  )
                        ):ss:
COUNTY OF               )

      On the ____ day of __________, 1999, before me personally came _________________, to me personally known who, being by me duly sworn, did depose and say that he resides in ___________________________; and that said instrument is his free act and deed.

[NOTARIAL SEAL]

                                                                    SCHEDULE I

                           INITIAL SECURITY DOCUMENTS

      1. Pledge Agreement, dated as of October 29, 1999, made by PF.Net Holdings, Limited in favor of the Trustees, in the form of Exhibit G hereto.

      2. Security Agreement, dated as of October 29, 1999, made by PF.Net Corp. in favor of the Trustees, in the form of Exhibit E hereto.

      3. Pledge Agreement, dated as of October 29, 1999, made by PF.Net Corp. in favor of the Trustees, in the form of Exhibit H hereto.

      4. Security Agreement, dated as of October 29, 1999, made by PF.Net Supply Corp. in favor of the Trustees, in the form of Exhibit F hereto.

      5. Security Agreement, dated as of October 29, 1999, made by PF.Net Construction Corp. in favor of the Trustees, in the form of Exhibit F hereto.

      6. Pledge Agreement, dated as of October 29, 1999, made by PF.Net Network Services Corp. in favor of the Trustees, in the form of Exhibit H hereto.

      7. Patent Security Agreement, dated as of October 29, 1999, entered into by PF.Net Corp. in favor of the Trustees.

      8. Patent Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees.

      9. Patent Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees.

      10. Copyright Security Agreement, dated as of October 29, 1999, entered into by PF.Net Corp. in favor of the Trustees.

      11. Copyright Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees.

      12. Copyright Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees.

      13. Trademark Security Agreement, dated as of October 29, 1999, entered into by PF.Net Corp. in favor of the Trustees.

      14. Trademark Security Agreement, dated as of October 29, 1999, entered into by PF.Net Supply Corp. in favor of the Trustees.

      15. Trademark Security Agreement, dated as of October 29, 1999, entered into by PF.Net Construction Corp. in favor of the Trustees.

                                                                       EXHIBIT A

                                     FORM OF
                        ADDITIONAL COLLATERAL DESIGNATION

                                                [Date]

To:   State Street Bank and Trust Company

Re: Trust Agreement, dated as of October 29, 1999 among PF.Net Corp., State Street Bank and Trust Company, as Corporate Trustee, and Patrick Thebado, as Individual Trustee (the "Trust Agreement")

      Reference is hereby made to the Trust Agreement. Capitalized terms which are defined in the Trust Agreement are used herein as therein defined.

      In accordance with subsection 4.4 of the Trust Agreement, the following Additional Collateral is hereby added as Collateral under the Trust Agreement:

                       [DESCRIBE ADDITIONAL COLLATERAL]

                                    PF.Net Corp.

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                                                       EXHIBIT B

                                     FORM OF

                        ADDITIONAL GUARANTEE DESIGNATION

                                                [Date]

To:   State Street Bank and Trust Company

Re: Trust Agreement, dated as of October 29, 1999 among PF.Net Corp., State Street Bank and Trust Company, as Corporate Trustee, and Patrick Thebado, as Individual Trustee (the "Trust Agreement")

      Reference is hereby made to the Trust Agreement. Capitalized terms which are defined in the Trust Agreement are used herein as therein defined.

      In accordance with subsection 4.6 of the Trust Agreement, the following Additional Guarantee is hereby added as Guarantee under the Trust Agreement:

                       [DESCRIBE ADDITIONAL GUARANTEE]

                                    PF.Net Corp.

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                                                       EXHIBIT C

                                   FORM OF
                  ADDITIONAL PAYMENT OBLIGATIONS DESIGNATION

                                                [Date]

To:   State Street Bank and Trust Company

Re: Trust Agreement, dated as of October 29, 1999 among PF.Net Corp., State Street Bank and Trust Company, as Corporate Trustee, and Patrick Thebado, as Individual Trustee (the "Trust Agreement")

      Reference is hereby made to the Trust Agreement. Capitalized terms which are defined in the Trust Agreement are used herein as therein defined.

      In accordance with subsection 4.2 of the Trust Agreement, the following Permitted Additional Obligations are hereby added as Obligations under the Trust
Agreement:

                 [DESCRIBE PERMITTED ADDITIONAL OBLIGATIONS]

      The Permitted Additional Obligations described above shall constitute [Facility] [Hedging Agreement] Obligations.

      Attached hereto is a true and complete copy of each agreement (together with all schedules, exhibits, annexes, appendices and other attachments thereto), including but not limited to the applicable Secured Instruments relating to such Permitted Additional Obligations.

                                    PF.Net Corp.

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                                                     EXHIBIT D-1

                                     FORM OF
           BORROWER'S OPINION REGARDING INITIAL SECURITY DOCUMENTS

      1. Each of the Obligors is duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      2. Each Obligor has all requisite corporate power and authority to execute, deliver and perform the Operative Documents to which it is a party. Each of the Operative Documents has been duly authorized by all necessary corporate and, if required, stockholder action on the part of each Obligor that is a party thereto.

      3. Each Operative Document has been duly executed and delivered by each Obligor party thereto and constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      4. The execution, delivery and performance by the Obligors of the Operative Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) do not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any of the Obligors or any order of any Governmental Authority, (c) to our knowledge, do not violate or result in a default under any indenture, agreement or other instrument evidencing or governing any Material Indebtedness or any other material indenture, agreement or other instrument binding upon any of the Obligors or its assets, or give rise to a right thereunder to require any payment to be made by any of the Obligors, and (d) to our knowledge, do not result in the creation or imposition of any Lien on any asset of any of the Obligors, except Liens created under the Security Documents.

      5. To our knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting any of the Obligors that involve any of the Operative Documents or the transactions contemplated therein.

      6. None of the Obligors is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or
(b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

      7. The Pledge Agreement (Parent) creates in favor of the Trustees for the benefit of the Secured Parties as security for the Secured Obligations, a security interest in the Parent's rights in and to the Pledged Securities (as defined therein; the "Parent Pledged Securities").

      8. Upon delivery of any Parent Pledged Securities to the Corporate Trustee for the benefit of the Secured Parties in the Commonwealth of Massachusetts the security interest of the Corporate Trustee for the benefit of the Secured Parties in such Parent Pledged Securities will be perfected and no interest of any other Person will be equal or prior to the security interest of the Corporate Trustee for the benefit of the Secured Parties in such Parent Pledged Securities.

      9. The Pledge Agreement (Borrower) creates in favor of the Trustees for the benefit of the Secured Parties as security for the Secured Obligations, a security interest in the Borrower's rights in and to the Pledged Securities (as defined therein; the "Borrower Pledged Securities").

      10. Upon delivery of any Borrower Pledged Securities to the Corporate Trustee for the benefit of the Secured Parties in the Commonwealth of Massachusetts the security interest of the Corporate Trustee for the benefit of the Secured Parties in such Borrower Pledged Securities will be perfected and no interest of any other Person will be equal or prior to the security interest of the Corporate Trustee for the benefit of the Secured Parties in such Borrower Pledged Securities.

      11. The Security Agreement (Parent) creates in favor of the Trustees for the benefit of the Secured Parties as security for the Secured Obligations, a valid security interest in the rights of the Parent in the Collateral (as defined therein; the "Parent Collateral").

      12. Each of the financing statements attached as Exhibit __ (the "Parent Financing Statements") is in appropriate form for filing in the office in which it is to be filed. Upon the filing of the Parent Financing Statements in the offices identified on Schedule __ hereto, the security interests in the Parent Collateral created under the Security Agreement (Parent) will be perfected under the Uniform Commercial Code of each state in which such an office is located.

      13. The security interest created by the Security Agreement (Parent) in the Parent's rights in such of the Parent Collateral as consists of a security entitlement will be perfected under the New York Uniform Commercial Code upon the execution and delivery by the Securities Intermediary (as defined in the Securities Account Control Agreement (Parent)) of the Securities Account Control Agreement (Parent). At the time of such perfection, such security interest will be of first priority.

      14. The security interest created by the Security Agreement (Parent) in the Parent's rights in such of the Parent Collateral as consists of certificated securities in registered form will be perfected under the Commonwealth of Massachusetts UCC upon either (a) delivery of such certificated securities to the Corporate Trustee in the Commonwealth of Massachusetts, indorsed to the Corporate Trustee or in blank by an effective endorsement, or registered in the name of the Corporate Trustee, upon original issue or registration of transfer by the Parent, or (b) delivery of such certificated securities to the Corporate Trustee in the [jurisdiction where Corporate Trustee holds Parent Collateral], specially indorsed to the Corporate Trustee by an effective endorsement. At the time of such perfection, such security interest will be of first priority.

      15. [[If applicable] The security interest created by the Security Agreement (Parent) in the Parent Collateral creates in favor of the Trustees for the benefit of the Secured Parties as security for the Obligations a valid security interest in the rights of the Borrower in all intellectual property of the Parent under the United States Copyright Act, the United States Patent Act and the United States Trademark Act, to the extent that a security interest therein may be perfected thereunder.]

      16. The Security Agreement (Borrower) creates in favor of the Trustees for the benefit of the Secured Parties as security for the Obligations (as such term is defined in the Security Agreement (Borrower)), a valid security interest in the rights of the Borrower in the Collateral (as defined therein; the "Borrower Collateral").

      17. Each of the financing statements attached as Exhibit __ (the "Borrower Financing Statements") is in appropriate form for filing in the office in which it is to be filed. Upon the filing of the Borrower Financing Statements in the offices identified on Schedule __ hereto, the security interests in the Borrower Collateral created under the Security Agreement (Borrower) will be perfected under the Uniform Commercial Code of each state in which any such office is located.

      18. The security interest created by the Security Agreement (Borrower) in the Borrower's rights in such of the Borrower Collateral as consists of a security entitlement will be perfected under the New York Uniform Commercial Code upon the execution and delivery by the Securities Intermediary (as defined in the Securities Account Control Agreement (Borrower)) of the Securities Account Control Agreement (Borrower). At the time of such perfection, such security interest will be of first priority.

      19. The security interest created by the Security Agreement (Borrower) in the Borrower's rights in such of the Borrower Collateral as consists of certificated securities in registered form will be perfected under the Commonwealth of Massachusetts Uniform Commercial Code upon either (a) delivery of such certificated securities to the Corporate Trustee in the [jurisdiction where Corporate Trustee holds the Borrower Collateral], indorsed to the Corporate Trustee or in blank by an effective endorsement, or registered in the name of the Corporate Trustee, upon original issue or registration of transfer by the Borrower, or (b) delivery of such certificated securities to the Corporate Trustee in the [jurisdiction where Corporate Trustee holds the Borrower Collateral], specially indorsed to the Corporate Trustee by an effective endorsement. At the time of such perfection, such security interest will be of first priority.

      20. [[If applicable] The security interest created by the Security Agreement (Borrower) in the Borrower Collateral the United States Copyright Act, the United States Patent Act and the United States Trademark Act, to the extent that a security interest therein may be perfected thereunder.]

                                                                     EXHIBIT D-2

                                     FORM OF
         BORROWER'S OPINION REGARDING ADDITIONAL SECURED INSTRUMENTS

      1. The Borrower has all requisite corporate power and authority to execute, deliver and perform the Secured Instrument[s] governing the Additional Obligations (the "Additional Secured Instruments"). Each of the Additional Secured Instruments has been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower that is a party thereto.

      2. Each Additional Secured Instrument has been duly executed and delivered by the Borrower party thereto and constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      3. The execution, delivery and performance by the Borrower of the Additional Secured Instruments (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents,
(b) do not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any order of any Governmental Authority, (c) to our knowledge, do not violate or result in a default under any indenture, agreement or other instrument evidencing or governing any Material Indebtedness or any other material indenture, agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, and (d) to our knowledge, do not result in the creation or imposition of any Lien on any asset of the Borrower, except Liens created under the Security Documents.

      4. To our knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting the Borrower that involve any of the Additional Secured Instruments or the transactions contemplated therein.

                                                                     EXHIBIT D-3

                                     FORM OF
              BORROWER'S OPINION REGARDING ADDITIONAL GUARANTEES

      1. Each Guarantor party to an Additional Guarantee (an "Additional Guarantor") has all requisite corporate power and authority to execute, deliver and perform the Additional Guarantee. Each of the Additional Guarantees has been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Additional Guarantor party thereto.

      2. Each Additional Guarantee has been duly executed and delivered by the Additional Guarantor party thereto and constitutes the legal, valid and binding obligation of such Additional Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      3. The execution, delivery and performance by each Additional Guarantor of the Additional Guarantee to which such Additional Guarantor is a party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) do not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the such Additional Guarantor or any order of any Governmental Authority, (c) to our knowledge, do not violate or result in a default under any indenture, agreement or other instrument evidencing or governing any Material Indebtedness or any other material indenture, agreement or other instrument binding upon such Additional Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by such Additional Guarantor, and (d) to our knowledge, do not result in the creation or imposition of any Lien on any asset of such Additional Guarantor, except Liens created under the Security Documents.

      4. To our knowledge, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or threatened against or affecting any Additional Guarantor that involve any of the Additional Guarantees or the transactions contemplated therein.